                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                         Northwestern Steel & Wire Co.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                         Northwestern Steel & Wire Co.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                [NORTHWESTERN STEEL AND WIRE COMPANY LETTERHEAD]





                                January 20, 1999




Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Northwestern Steel and Wire Company, to be held on Thursday, February 18, 1999, at 10:30 a.m. Central Standard Time at Bank of America, Shareholders' Room - 21st Floor, 231 South LaSalle Street, Chicago, Illinois.

     The following Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting we will also report on the operations of the Company. Our 1998 Annual Report accompanies this Proxy Statement.

     It is important that your shares be represented at the Meeting regardless of the size of your holdings. If you are unable to attend in person, we urge you to participate by voting your shares by proxy. You may do so by filling out and returning the enclosed proxy card.

     If you arrive early, you are invited to have coffee and meet informally with the Directors.

                                       Sincerely,

                                       Frederick J. Rocchio, Jr.
                                       Chief Executive Officer and President

                [NORTHWESTERN STEEL AND WIRE COMPANY LETTERHEAD]




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 18, 1999


     The Annual Meeting of Shareholders of Northwestern Steel and Wire Company (the "Company") will be held on Thursday, February 18, 1999, at 10:30 a.m. Central Standard Time at Bank of America, Shareholders' Room - 21st Floor, 231 South LaSalle Street, Chicago, Illinois, for the following purposes:

     (1) To elect seven Directors to hold office until the next annual meeting of Shareholders.

     (2) To adopt the 1998 Employee Incentive Compensation Plan.

     (3) To adopt the 1998 Non-Employee Directors' Stock Option Plan.

     (4) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on January 7, 1999 as the record date for determining shareholders entitled to notice of, and to vote, at the Annual Meeting and any adjournments thereof.

     We encourage you to attend the Annual Meeting and vote your shares in person. To be sure your shares are represented at the meeting, you are requested to date, sign and return promptly the accompanying proxy in the enclosed envelope provided. You may revoke your proxy at any time before it is actually voted by notice in writing to the undersigned.

                                        By order of the Board of Directors



                                        Thomas M. Vercillo
                                        Secretary

Sterling, Illinois
January 20, 1999

                       NORTHWESTERN STEEL AND WIRE COMPANY
                               121 WALLACE STREET
                          STERLING, ILLINOIS 61081-0618

                                   -----------
                                 PROXY STATEMENT
                                   -----------


     The Annual Meeting of Shareholders (the "Annual Meeting") of Northwestern Steel and Wire Company (the "Company") will be held at 10:30 a.m., Central Standard Time, Thursday, February 18, 1999, at Bank of America, Shareholders' Room - 21st Floor, 231 South LaSalle Street, Chicago, Illinois. The accompanying proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting and any adjournments thereof.

                               GENERAL INFORMATION
VOTING SECURITIES

     The Board of Directors has fixed the close of business on January 7, 1999 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. As of the record date, the Company had outstanding 24,485,065 shares of Common Stock. Each of the outstanding shares of Common Stock is entitled to one vote.

PROXIES

     Frederick J. Rocchio, Jr. and Thomas M. Vercillo, named on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors of the Company to serve as proxies. Messrs. Rocchio and Vercillo are each executive officers of the Company. Each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each shareholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either
(i) an instrument revoking the proxy, or (ii) a duly executed proxy bearing a later date. Additionally, a shareholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

REQUIRED VOTE

     A plurality of the votes cast in person or by proxy is required (i) to elect directors, (ii) to approve the 1998 Employee Incentive Compensation Plan and (iii) to approve the 1998 Non-Employee Directors' Stock Option Plan.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

ANNUAL REPORT TO SHAREHOLDERS

     The Company's Annual Report to Shareholders for the fiscal year ended July 31, 1998 containing financial and other information pertaining to the Company, is being furnished to shareholders simultaneously with this Proxy Statement.

MAILING AND EXPENSES

     This Proxy Statement and accompanying form of proxy were first released to shareholders on or about January 20, 1999. Expenses incurred in the solicitation of proxies will be borne by the Company.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     The persons named in the enclosed form of Proxy, unless otherwise directed therein by the shareholder giving the Proxy, intend to vote such Proxy FOR the election of the nominees named below as directors and intend to vote the number of shares owned by such shareholders for each nominee. If any nominee becomes unavailable for election or unable to serve as a director, the persons named in the enclosed form of Proxy intend to cast votes for a person that will be designated by the Board of Directors of the Company. Management has no reason to doubt the availability of any of the nominees to serve and no reason to believe that any of the nominees will be unavailable or unwilling to serve if elected to office.

NOMINEES

     Prior to the Annual Meeting, the Company's Board of Directors consisted of two classes of directors, each elected for a period of two years. The Board has amended the Company's By-laws to provide for only one class of directors to be elected annually. The Board of Directors has nominated the following persons, who if elected at the Annual Meeting, will serve as directors until the earlier of the Annual Meeting of the Company's shareholders following fiscal 1999 or until their successors are duly elected and qualified.


                 NAME                     AGE        SERVED AS DIRECTOR SINCE
      -------------------------------   -------   -----------------------------
      William F. Andrews (1)(2)           67                  1994

      Darius W. Gaskins, Jr. (4)          59                  1994

      Thomas A. Gildehaus (1)             58                  1997

      David L. Gore                       60                  1997

      James A. Kohlberg (4)               41                  1992

      Christopher Lacovara (2)(3)(4)      34                  1992

      Frederick J. Rocchio, Jr. (2)       51                  1998


------------------
(1)  Member of Audit Committee
(2)  Member of Executive Committee.
(3)  Member of Pension Committee.
(4)  Member of Compensation Committee.

     William F. Andrews has been the Chairman of the Company since November 1998 and is Chairman of Scovill Fasteners, Inc., a design manufacturer and distributor of apparel fasteners and specialty industrial fasteners. From 1995 to 1998 Mr. Andrews was also Chairman of Schrader-Bridgeport International Inc., a manufacturer of tire valves and pressure control devices. From 1993 to 1995, Mr. Andrews was Chairman, Chief Executive Officer, and President of Amdura Corporation, a manufacturer of hardware and industrial equipment. Mr. Andrews is also a Director of Black Box Corporation, Dayton Superior Corp., Johnson Controls, Inc., Katy Industries, Navistar, Inc. and Southern New England Telephone Company.

     Darius W. Gaskins, Jr. has been a Partner of Carlisle, Fagan, Gaskins
& Wise, Inc., a management consulting firm, since 1993, and a Partner of High Street Associates, Inc., an investment partnership, since 1991. From 1994 to 1995, Mr. Gaskins was Chairman of Leaseway Transportation Corporation, a distribution services provider. Mr. Gaskins is also a Director of Anacomp, Inc., Sapient Corporation, and ROHN Industries, Inc., formerly UNR Industries, Inc. ("UNR").

     Thomas A. Gildehaus has been a Director of the Company since January 1997. From April 1997 to November 1998, Mr. Gildehaus was Chairman and Chief Executive Officer of the Company. From 1992 to April 1997, Mr. Gildehaus was President, Chief Executive Officer and a Director of UNR, a manufacturer of infrastructure products used in the wireless communication industry. Mr. Gildehaus is also an advisory director of Bank of America Illinois.

     David L. Gore has been an attorney in private practice regarding labor law since 1994. From 1982 to 1994, Mr. Gore was a member of the firm of Kleiman, Whitney, Wolfe & Gore, handling a variety of legal matters for the United Steelworkers of America (the "Union").

     James A. Kohlberg has been Managing Partner of Kohlberg & Co., L.P. ("Kohlberg") since 1994 and Co-Managing Partner from 1987 to 1994. Mr. Kohlberg is also a Director of ABT.

     Christopher Lacovara has been a Principal of Kohlberg since 1995 and an associate of Kohlberg from 1988 to 1994.

     Frederick J. Rocchio, Jr. has been the President and Chief Executive Officer since November 1998 and a Director since December 1998. From 1997 to November 1998, Mr. Rocchio was the Executive Vice President, Development and Technology for Birmingham Steel Corporation ("Birmingham") and from 1995 to 1997 was President, Steel Services Business Unit for Birmingham. From 1991 to 1995, Mr. Rocchio was the Vice President, Integrated Steelmaking and Hot Rolling Operations for Inland Steel Company.

     Pursuant to the Company's agreement with the Union, the International President of the Union may designate an individual for appointment to the Board of Directors. Subject to the approval of, and then recommendation by, the Chief Executive Officer, the Board shall consider such designee. In accordance with this procedure, Mr. Gore was appointed to the Board of Directors effective June 5, 1997 and is nominated for election at the upcoming Annual Meeting of Shareholders.

     If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the persons named in the proxy will vote for such substitute nominee or nominees as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board as the Board recommends. The Board of Directors has no reason to believe that any nominee will be unable or will decline to serve as a director if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

                                   PROPOSAL 2
               ADOPTION OF THE NORTHWESTERN STEEL AND WIRE COMPANY
                    1998 EMPLOYEE INCENTIVE COMPENSATION PLAN

BACKGROUND

     Effective August 1, 1998, the Board of Directors adopted the Northwestern Steel and Wire Company 1998 Employee Incentive Compensation Plan (the "Plan") pursuant to which options to acquire up to 2,000,000 shares of Common Stock may be issued pursuant to the grant or exercise of stock options, stock appreciation rights, restricted stock, deferred stock or performance awards (collectively referred to as "Awards" ) on the terms described below. Assuming the adoption of Proposal 2, if options for 2,000,000 shares of Common Stock available under the Plan were issued, such shares would constitute approximately 8.2% of the issued and outstanding Common Stock as of January 7, 1999. The Plan will not be implemented if it is not approved by a majority of the votes cast, in person or by proxy, at the Annual Meeting. The Board believes that the size of the Plan, as amended, is appropriate.

     The Board of Directors believes implementing incentive compensation plans is necessary to hire and retain experienced management in the steel industry and outweighs any burden on, or dilution of, the Common Stock as a result of the award of stock options. A number of executive officers of the Company have recently retired and the Board of Directors believes it to be in the Company's best interests to have an incentive compensation plan in order to attract qualified management personnel. The Board also believes that the Plan will provide the following benefits: (i) the encouragement of the acquisition by key employees of a proprietary interest in the Company; (ii) the ability to fashion attractive incentive awards based upon the performance of the Company and the price for Common Stock; and (iii) better alignment of the interests of officers, employees and consultants with the interests of the Company's shareholders. In adopting the Plan, the Board of Directors noted that many other companies have adopted equity plans to compensate their officers, employees and consultants. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE PLAN, AND BELIEVES THAT THE PLAN IS APPROPRIATE TO COMPENSATE OFFICERS, KEY EMPLOYEES AND CONSULTANTS.

     The following brief summary of certain features of the Plan is qualified in its entirety by reference to the full text of the Plan which is attached as Exhibit A.

SUMMARY OF PROVISIONS

     The Board of Directors approved the adoption of the Plan effective as of August 1, 1998, subject to stockholder approval. The purpose of the Directors' Plan is to promote the overall financial objectives of the Company and its stockholders by motivating the persons selected to participate in the Plan to achieve long-term growth in stockholder equity in the Company and by retaining the association of those individuals who are instrumental in achieving this growth. The Plan is currently administered by the Compensation Committee (the "Committee").

     The Plan provides for the award of up to 2,000,000 shares of Common Stock, all of which are reserved for directors, officers, employees and consultants ("Participants"). No more than 400,000 shares of Common Stock reserved under the Plan may be granted to any Participant during any fiscal year. The Plans major provisions include:

     Stock Options may be either "incentive stock options" (within the meaning of Section 422 of the Code) or nonstatutory options (collectively, "Stock Options"). The exercise price per share purchasable under an option shall be determined at the time of grant by the Committee. Participants will be given up to ten years in which to exercise a Stock Option, or a shorter period for vested options once a Participant terminates employment. Payment may be made in cash or in the form of unrestricted shares the Participant already owns or by other means. At the Company's option, it may provide a Participant with a loan or guarantee of a loan for the exercise price of an option. The right to exercise an option may be conditioned upon the completion of a period of service or other conditions.

     Stock Appreciation Rights ("SARs") entitle a Participant to receive an amount in cash, shares or both, equal to (i) the excess of the fair market value of one share over the exercise price per share specified in the related Stock Option (or by the Committee in the absence of a related Stock Option) multiplied by (ii) the number of shares to which the SAR relates. The right to exercise an SAR may be conditioned upon the completion of a period of service or other conditions. SARs shall be exercisable at such time and to the extent the related Stock Option is exercisable (or, as determined by the Committee in the absence of a related Stock Option), or for a shorter period once a Participant terminates employment.

     Shares of Restricted Stock ("Restricted Stock") may also be awarded under the Plan, which is the grant of shares of Common Stock that requires (in order for such shares to become unrestricted) the completion of a period of service or the attainment of specified performance goals by the Participant or the Company or a subsidiary, division or department of the Company or such other criteria as the Committee may determine in order to retain the shares. Upon a Participant's Termination of Employment (as defined in the Plan), the Restricted Stock still subject to restriction generally will be forfeited by the Participant. The Committee may waive these restrictions in the event of hardship or other special circumstances.

     Deferred Stock ("Deferred Stock") is stock that can be awarded to a Participant delivered in the future, at a specified time and under specified conditions. The Committee will determine the Participants to whom, and the time or times at which, any Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any Participant, the duration of the period during which and the conditions under which receipt of the shares will be deferred and any other terms and conditions of the Deferred Stock.

     Performance Awards are grants of cash or shares of Common Stock or the right to receive shares in the future that are subject to restrictions on transfer and retention based on satisfaction of certain performance criteria by the Company, the Participant or both. If the specified performance objectives established by the Committee are attained during the time period specified by the Committee, and if the Participant continues in employment through the performance period, the restrictions on transfer and retention will be removed.

     Depending on a Participant's responsibilities, the performance criteria will be based on any of the following, either alone or in any combination, and either on a consolidated or business unit level, as the Committee may determine:
(1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index, such as, but not limited to, the Standard & Poor's 500 or the Nasdaq-U.S. Index; (3) net revenue; (4) net income; (5) pre-tax income; (6) EBITDA (earnings before interest, taxes, depreciation and amortization); (7) EBITDA margin (EBITDA as a percentage of net revenue); (8) operating income; (9) operating margin (operating income as a percentage of net revenue); (10) earnings per share; (11) return on equity; (12) return on capital; and (13) return on investment. Performance Awards in respect of which the Company's deduction is subject to
Section 162(m) of the Code, may only be paid if the performance objectives are achieved, except where the

Participant's employment is terminated for an extraordinary reason, in which case the Participant may receive a proportionate award.

     Other Awards. The Committee may also grant Common Stock as a bonus, in lieu of Company obligations to pay cash or other property under other plans or compensatory arrangements, or as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may grant dividend equivalents entitling a Participant to receive cash, Common Stock, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock.

     Amendments and Modifications. The Plan, as adopted, is not limited as to its duration. The Board may amend, alter, or discontinue the Plan, subject to certain limits.

     Change in Control. In the event of a Change in Control of the Company (as defined in the Plan):

          (1) The Committee may, in its sole discretion, elect to terminate and cash out all Stock Options outstanding as of the date of such Change in Control (whether vested or not) by paying each Participant an amount in cash equal to (i) the excess of the Change in Control Price (as defined in the Plan) for the Common Stock that is subject to each particular Option over the Option Price per share times the number of shares of Common Stock subject to such Option, or (ii) $0.10 times the number of shares of Common Stock subject to each particular Option in the event the Change in Control Price is less than the Option Price per share. In the event of a Change in Control resulting from a corporate transaction (other than a corporate transaction resulting from a tender or exchange offer for fifty percent (50%) or less of the voting securities of the Company) and provided that the Committee has not elected to terminate and cash out all Stock Options in accordance with the previous sentence, the entity which has acquired control of the Company may exchange all Stock Options outstanding as of the date of such Change in Control (whether vested or not) for options under an equivalent plan of such entity which shall have an equivalent value and vesting schedule. If such entity which has acquired control of the Company does not exchange all Stock Options outstanding as of the date of such Change in Control (whether vested or not) for options under an equivalent plan of such entity which shall have an equivalent value and vesting schedule and the Committee has not elected to terminate and cash out all Stock Options, such Stock Options, to the extent not vested, shall become fully vested and exercisable to the full extent of the original grant.

          (2) Any SARs outstanding as of the date of such Change in Control which are not then exercisable and vested will become fully exercisable and vested to the full extent of the original grant.

          (3) The restrictions and deferred limitations applicable to any shares of Restricted Stock and Deferred Stock will lapse, and such shares of Restricted Stock and Deferred Stock will become free of all restrictions and become fully vested and transferable to the full extent of the original grant. Also, the performance goals and other restrictions with respect to any outstanding award of Performance Shares or Annual Incentives may be deemed to be satisfied in full and fully distributable.

          (4) Unless the Committee provides otherwise, a Participant shall have the right, by giving notice during the 60-day period from and after a Change in Control to the Company, to elect to surrender all or part of a stock-based Award to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the amount which the Participant must pay to exercise the award per share of Common Stock, multiplied by the number of shares of Common Stock granted under such award.

EFFECT OF FEDERAL INCOME TAXATION

     The following summary of tax consequences with respect to the awards granted under the Plan is not comprehensive and is based upon laws and regulations in effect on January 1, 1999. Such laws and regulations are subject to change. The summary is intended for the information of shareholders considering how to vote and not as tax guidance to Participants in the Plan. Participants in the Plan should consult their own tax advisors as to the tax consequences of participation.

     Stock options granted under the Plan may be either incentive stock options qualified under Section 422 of the Code ("ISOs") or options that are not ISOs, referred to herein as "NQSOs". There are generally no Federal income tax consequences either to the option holder or to the Company upon the grant of a stock option. On exercise of an ISO, the option holder will not recognize any income and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the option holder under the alternative minimum tax provisions of the Code. Generally, if the option holder disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the option holder will recognize compensation income and the Company will be entitled to a deduction for tax purposes in the amount of the excess of the fair market value of the shares on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the option holder will be treated as a capital gain. On exercise of an NQSO, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the option holder as compensation, subject to income and payroll taxes, and will generally be deductible for tax purposes by the Company. The dispositions of shares acquired upon exercise of an NQSO will generally result in a capital gain or loss for the option holder with the holding period commencing on the date of the exercise, but will have no consequences for the Company.

     Stock Appreciation Rights - Upon the grant of an SAR, the Participant will not recognize any taxable income and the Company will not be entitled to a deduction. Upon the exercise of an SAR, the consideration paid to the Participant upon exercise of the SAR will constitute compensation taxable to the Participant as ordinary income. In determining the amount of the consideration paid to the Participant upon the exercise of an SAR for the Company Common Stock, the fair market value of the shares on the date of exercise is used. The Company, in computing its Federal income tax, generally will be entitled to a deduction in an amount equal to the compensation taxable to the Participant (including payroll taxes thereon).

     Other Awards - With respect to awards granted under the Plan that result in the payment or issuance of cash or shares of the Common Stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the Participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received on the date any such restrictions lapse. Thus, deferral of the time of payment or issuance will generally result in the deferral of the time the Participant will be liable for income taxes with respect to such payment or issuance. The Company generally will be entitled to a deduction in an amount equal to the ordinary income received by the Participant. With respect to awards involving the issuance of shares of the Company Common Stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the Participant must generally recognize ordinary income equal to the fair market value of the shares or other property received as of the first time the shares or other property becomes transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction in an amount equal to ordinary income received by the Participant. A Participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the Participant subsequently forfeits such shares or property he would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he previously paid tax. The Participant must file such election with the Internal Revenue Service within 30 days of the receipt of the shares or other restricted property.

     Section 162(m) of the Code - Section 162(m) to the Code generally disallows a public company's tax deduction for compensation to the Named Officers in excess of $1,000,000 in any tax year. Compensation that qualifies as "performance-based compensation" is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the Company that pays it.

     The Company intends that options, SARs granted with an exercise price or grant price equal to at least 100% of fair market value of the underlying shares at the date of grant, and Performance Awards granted under the Plan to employees whom the Committee expects to be Named Officers at the time a deduction arises in connection with such Awards, qualify as "performance-based compensation." Such awards will qualify as "performance based compensation" if the Plan is approved by the shareholders at the Annual Meeting. Other Awards may be granted under the Plan which will not so qualify, so that compensation paid to persons who are Named Officers in connection with such awards will, to the extent such compensation and other compensation subject to the Section 162(m) deductibility cap in a given year exceeds $1,000,000, be subject to the Section 162(m) deductibility cap. A principal objective of the Board of Directors of the Company in recommending the Plan for stockholder approval is to secure corporate tax deductions under Section 162(m) while preserving the flexibility to approve, when appropriate, compensation arrangements which the Committee deems in the best interests of the Company and its shareholders, but which may not always qualify for tax deductibility under Section 162(m) or other sections of the Code.

     Parachute Payments - In the event any payments or rights accruing to a Participant upon a Change in Control, or any other payments awarded under the Plan, constitute "parachute payments" under Section 280G of the Code, depending upon the amount of such payments accruing and the other income of the Participant from the Company, the Participant may be subject to an excise tax (in addition to ordinary income tax) and the Company may be disallowed a deduction for the amount of the actual payment.


                                   PROPOSAL 3
               ADOPTION OF THE NORTHWESTERN STEEL AND WIRE COMPANY
                 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

BACKGROUND

     The Company has maintained a Directors' Stock Option Plan since 1992. The present plan has granted all shares available under such plan and therefore, effective August 1, 1998, the Board of Directors adopted the Northwestern Steel and Wire Company 1998 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") pursuant to which options to acquire up to 100,000 shares of Common Stock may be issued on the terms described below. Assuming the adoption of Proposal 3, if options for 100,000 shares of Common Stock available under the Directors' Plan were issued, such shares would constitute approximately 0.4% of the issued and outstanding Common Stock as of January 7, 1999. The Directors'

Plan will not be implemented if it is not approved by a majority of the votes cast, in person or by proxy, at the Annual Meeting. The Board believes that the number of shares available under the Directors' Plan is appropriate.

     The Board of Directors believes that the well recognized benefits of stock option plans outweigh any burden to the shareholders attendant to the award of stock options, and include: (i) the encouragement of the acquisition of non-employee directors of a proprietary interest in the Company; and (ii) better alignment of the interests of non-employee directors with the interests of the Company's shareholders. In adopting the Directors' Plan, the Board of Directors noted that many other companies have adopted equity plans to compensate their non-employee directors. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE DIRECTORS' PLAN, AND BELIEVES THAT THE DIRECTORS' PLAN IS APPROPRIATE TO COMPENSATE NON-EMPLOYEE DIRECTORS.

     The following brief summary of certain features of the Directors' Plan is qualified in its entirety by reference to the full text of the Directors' Plan which is set forth in Exhibit B.

SUMMARY OF PROVISIONS

     The Board of Directors approved the adoption of the Directors' Plan effective as of August 1, 1998, subject to stockholder approval. The purpose of the Directors' Plan is to promote the overall financial objectives of the Company and its shareholders by motivating non-employee directors to further align the interest of such directors with those of the Company's shareholders and to achieve long-term growth and performance of the Company. The Directors' Plan is currently administered by the Compensation Committee (the "Committee").

     The Directors' Plan provides for the award of up to 100,000 shares of Common Stock. The Directors' Plan major provisions include:

     Stock Options are limited to nonstatutory options ("Options" or "NQSOs"). Each person who is a non-employee director on the effective date of the Plan shall become a Participant without further action by the Board or the Committee. Each person who is subsequently elected or appointed as a non-employee director shall become a Participant and shall, on his date of election or appointment, without further action by the Board or the Committee, be granted an Option to purchase two thousand five hundred (2,500) shares of Common Stock. Thereafter, on the date of each annual meeting of shareholders of the Company after which a Participant continues as a non-employee director, in any year following the year of the initial grant of an Option to such Participant, such Participant shall be granted an Option to purchase two thousand five hundred (2,500) shares of Common Stock. If the number of shares of Common Stock available to grant under the Plan on a scheduled date of grant is insufficient to make all automatic grants required to be made pursuant to the Plan on such date, then each eligible non-employee director shall receive an Option to purchase a pro rata number of the remaining shares of Common Stock available under the Plan. If there is no whole number of shares remaining to be granted, then no grants shall be made under the Plan. The exercise price per share purchasable under an option shall be the fair market value on the grant date. Generally, unless otherwise determined by the Committee, Participants will be given ten years in which to exercise an Option, or a shorter period once a Participant voluntarily ceases to be a non-employee director. Payment may be made in cash or, if approved by the Committee, in the form of unrestricted shares the Participant already owns or by other means.

     Amendments and Modifications. The Directors' Plan, as adopted, is not limited as to its duration. The Board may amend, alter, or discontinue the Directors' Plan, subject to certain limits.

     Change in Control. In the event of a Change in Control of the Company (as defined in the Directors' Plan), the Committee may, in its sole discretion, elect to terminate and cash out all Options outstanding as of the date of such Change in Control (whether vested or not) by paying each Participant an amount in cash equal to (i) the excess of the Change in Control Price (as defined in the Directors' Plan) for the Common Stock that is subject to each particular Option over the Option price per share times the number of shares of Common Stock subject to such Option, or (ii) $0.10 times the number of shares of Common Stock subject to each particular Option in the event the Change in Control Price is less than the Option price per share. In the event of a Change in Control resulting from a corporate transaction (other than a corporate transaction resulting from a tender or exchange offer for fifty percent (50%) or less of the voting securities of the Company) and provided that the Committee has not elected to terminate and cash out all Stock Options in accordance with the previous sentence, the entity which has acquired control of the Company may exchange all Options outstanding as of the date of such Change in Control (whether vested or not) for options under an equivalent plan of such entity which shall have an equivalent value and vesting schedule. If such entity which has acquired control of the Company does not exchange all Options outstanding as of the date of such Change in Control (whether vested or not) for options under an equivalent plan of such entity which shall have an equivalent value and vesting schedule and the Committee has not elected to terminate and cash out all Options, such Options, to the extent not vested, shall become fully vested and exercisable to the full extent of the original grant.

EFFECT OF FEDERAL INCOME TAXATION

     The following summary of tax consequences with respect to the awards granted under the Directors' Plan is not comprehensive and is based upon laws and regulations in effect on January 1, 1999. Such laws and regulations are subject to change. The summary is intended for the information of shareholders considering how to vote and not as tax guidance to Participants in the Directors' Plan. Participants in the Directors' Plan should consult their own tax advisors as to the tax consequences of participation.

     Stock options granted under the Directors' Plan are nonstatutory options, referred to herein as "NQSOs". There are generally no Federal income tax consequences either to the option holder or to the Company upon the grant of a stock option. On exercise of an NQSO, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the option holder as compensation, subject to income and payroll taxes, and will generally be deductible for tax purposes by the Company. The dispositions of shares acquired upon exercise of an NQSO will generally result in a capital gain or loss for the option holder with the holding period commencing on the date of exercise, but will have no consequences for the Company.


                                    DIRECTORS

DIRECTOR MEETINGS AND COMMITTEES

     The Board of Directors held eight meetings during the fiscal year ended July 31, 1998, and each director attended at least 75% of the board meetings and committee meetings on which he served that were held during the period. The Board of Directors has established an Executive Committee, an Audit Committee, a Compensation Committee and a Pension Committee. The Board does not currently have a formal Nominating Committee but nominations will be considered by the entire Board. The Executive Committee oversees the Company's operations and reports to the Board of Directors. The Audit Committee oversees actions taken by the Company's independent auditors, recommends the engagement of auditors and reviews the Company's financial policies. The Compensation Committee approves the compensation of executives of the Company, makes recommendations to the Board of Directors with respect to standards for setting compensation levels and administers the Company's incentive plans. The Pension Committee administers the Company's pension plans. During the fiscal ended year July 31, 1998, the Compensation Committee met once, the Audit Committee met two times and the Executive Committee and Pension Committee conferred on a number of occasions informally.

DIRECTOR COMPENSATION

     Pursuant to the Company's Director Stock Option Plan, directors who are not employees of the Company or affiliates of KNSW Acquisition Company, L.P. ("KNSW"), receive 2,500 Options on an annual basis during their tenure as directors and are paid a quarterly fee of $3,000. It is anticipated that for fiscal 1999 the quarterly fee for directors who are not employees of the Company or affiliates of KNSW will be increased to $5,000. During the fiscal year ended July 31, 1998, Messrs. Andrews, Antonini, Frazier, Gaskins, and Gore each received 2,500 options to purchase shares of Common Stock at $3.00 per share.

                                   MANAGEMENT

     Set forth below is a table identifying the executive officers of the Company.

     NAME                    AGE              POSITION
--------------------------  ------  --------------------------------------------

 Frederick J. Rocchio, Jr.   51     Chief Executive Officer and President

 Birchel S. Brown            57     Senior Vice President of Operations

 Andrew R. Moore             44     Vice President-- Human Resources

 Michael S. Venie            49     Senior Vice President of Sales and Marketing

 Thomas M. Vercillo          43     Chief Financial Officer, Secretary and
                                    Treasurer


     Frederick J. Rocchio, Jr. has been the President and Chief Executive Officer since November 1998 and a Director since December 1998. From 1997 to November 1998, Mr. Rocchio was the Executive Vice President, Development and Technology for Birmingham Steel Corporation ("Birmingham") and from 1995 to 1997 was President, Steel Services Business Unit for Birmingham. From 1991 to 1995, Mr. Rocchio was the Vice President, Integrated Steelmaking and Hot Rolling Operations for Inland Steel Company.

     Birchel S. Brown has been Senior Vice President of Operations since January 1999. From April 1997 to January 1999, Mr. Brown was Vice President -- Sterling Steel Operations. From 1994 to 1996, Mr. Brown was Senior Vice President, Operations of Bar Technologies, Inc. From 1993 to 1994, he was Vice President and Division Manager for Florida Steel Corp., now known as AmeriSteel Corporation, a manufacturer of steel products used in building construction. From 1992 to 1993, Mr. Brown was Manager of Technology and Support for Gladwin Corp., a firm that designs and maintains steel casting equipment.

     Andrew R. Moore has been Vice President-Human Resources since October 1996. Mr. Moore was previously the Manager of Employee Benefits for the Company from November 1992.

     Michael S. Venie has been Senior Vice President of Sales and Marketing since January 1999. From September 1995 to January 1999, Mr. Venie was Vice President -- Sales and Marketing. From 1991 through 1995, Mr. Venie was Vice President -- Automotive Marketing of Kaiser Aluminum & Chemical Corporation, a subsidiary of Kaiser Aluminum Corporation, a producer of aluminum and aluminum products.

     Thomas M. Vercillo has been Chief Financial Officer, Secretary and Treasurer since August 1998, and has been Corporate Controller since 1996. From 1992 through 1996, Mr. Vercillo was Manager of Corporate Accounting for the Company.

                             EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table discloses, for the fiscal years indicated, individual compensation information on the Company's Chief Executive Officer and the next four most highly compensated executive officers in fiscal 1998. Such information is also provided for the former Vice President-Wire Operations and Materials Management who would have been one of the four most highly compensated executive officers in fiscal 1998 had he stayed through the end of the fiscal year (such six individuals, the "Named Officers").


                                                                               LONG-TERM
                                                ANNUAL COMPENSATION           COMPENSATION
                                             ---------------------------     ---------------
                                 FISCAL                                         # OPTION           ALL OTHER
NAME AND TITLE                    YEAR         SALARY         BONUS (1)        AWARDS (2)        COMPENSATION
------------------------------   --------    ------------     ----------     ---------------    ----------------
 Thomas A. Gildehaus(3).......    1998        $390,000         $400,900           500,000                 -
   Chairman of the Board and      1997        $116,750                -           500,000           $ 7,086
   Chief Executive Officer

 Richard D. Way(4)............    1998        $275,000         $200,450            80,000                 -
   President and Chief            1997        $270,125                -                 -           $ 6,475
   Operating Officer              1996        $207,497                -            35,000           $ 6,025

 Timothy J. Bondy(5)..........    1998        $197,563         $114,657            70,000                 -
   Vice President, Chief          1997        $191,000                -                 -           $ 4,500
   Financial Officer, Secretary   1996        $111,415                -            70,000           $23,342
   and Treasurer

 Michael S. Venie.............    1998        $169,375         $104,234            60,000           $ 1,693 (8)
   Senior Vice President of       1997        $165,000                -                 -           $ 4,650
   Sales and Marketing            1996        $141,250                -            60,000           $ 4,113

 Birchel S. Brown(6)..........    1998        $146,121         $120,270            23,000           $17,412 (8)
   Senior Vice President of       1997        $ 38,920                -                 -           $50,000 (9)
   Operations

 William H. Hillpot(7)........    1998        $126,411         $ 72,964            23,000                 -
   Vice President-Wire            1997        $138,875                -                 -                 -
   Operations and Materials       1996        $119,750                -            12,000           $ 3,593
   Management

------------------
(1) All of the fiscal 1998 bonuses were accrued in fiscal 1998 and paid in fiscal 1999.

(2) All option grants during fiscal 1998, other than Messrs. Brown and Way, were regrants for the repricing of existing options. Mr. Brown received a new option grant for 23,000 shares, with no prior options to reprice. The options granted to Mr. Way included a new option grant for 20,000 shares and the repricing of existing options to purchase 60,000 shares. For additional information on the repricing of options see footnotes to Option/SAR Grants in Last Fiscal Year table and the section "Repricing of Options."

(3) Mr. Gildehaus was Chairman of the Board and Chief Executive Officer from April 14, 1997 until he retired as Chief Executive Officer on November 9, 1998.

(4) Mr. Way was named President and Chief Operating Officer in September 1996 and retired effective January 1, 1999.

(5) Mr. Bondy was hired effective January 1, 1996 and resigned from the Company effective August 28, 1998.

(6) Mr. Brown was hired effective April 14, 1997.

(7) Mr. Hillpot resigned from the Company effective May 16, 1998.

(8) Relocation expenses.

(9) One time signing bonus.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                         POTENTIAL REALIZABLE VALUE AT ASSUMED
                                                                                               ANNUAL RATE OF STOCK PRICE
                                                INDIVIDUAL GRANTS                           APPRECIATION FOR OPTION TERM(2)
                           -------------------------------------------------------------  ----------------------------------
                                                                                                 5%               10%
                           ------------- ------------- ---------------- ----------------  ----------------- ----------------

                                          % OF TOTAL
                            NUMBER OF      OPTIONS                                           AGGREGATE         AGGREGATE
                             OPTIONS      GRANTED TO   EXERCISE PRICE                        POTENTIAL         POTENTIAL
        NAME               GRANTED (1)    EMPLOYEES      (PER SHARE)    EXPIRATION DATE   REALIZABLE VALUE  REALIZABLE VALUE
-----------------------   -------------- ------------- ---------------- ----------------  ----------------- ----------------
Thomas A. Gildehaus(3)...    250,000         27%           $3.59           9/16/2002          $247,963         $547,933
                             250,000         27%           $4.00           9/16/2002          $276,282         $610,510


Richard D. Way(4)........     80,000          9%           $3.59           9/16/2002          $ 79,348         $175,338

Timothy J. Bondy(5)......     70,000          8%           $3.59           9/16/2002          $ 69,430         $153,421

Michael S. Venie(6)......     60,000          6%           $3.59           9/16/2002          $ 59,511         $131,504

Birchel S. Brown.........     23,000          2%           $3.59           9/16/2002          $ 22,813         $ 50,410

William H. Hillpot(7)....     23,000          2%           $3.59           9/16/2002          $ 22,813         $ 50,410

-----------------

(1) 25% of the options became vested and exercisable upon the grant date (9/16/97) and 25% vest on each of the next three anniversaries of that date, commencing one year after the date of grant, subject to acceleration in the event of a "change in control" of the Company (defined the same as in the agreements described below under the heading "Change in Control Agreements").

(2) Potential realizable value is presented net of the option exercise price but before any federal or state income taxes associated with exercise. These amounts reflect certain assumed rates of appreciation set forth in the Securities and Exchange Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Common Stock and overall market conditions.

(3) 500,000 options granted pursuant to the cancellation and regrant of all existing options under the 1994 Long Term Incentive Plan pursuant to a repricing plan of the Compensation Committee of the Board of Directors.

(4) 60,000 options granted pursuant to the cancellation and regrant of all existing options under the 1994 Long Term Incentive Plan pursuant to a repricing plan of the Compensation Committee of the Board of Directors. The Named Officer received an additional grant of 20,000 shares subject to option.

(5) 70,000 options granted pursuant to the cancellation and regrant of all existing options under the 1994 Long Term Incentive Plan pursuant to a repricing plan of the Compensation Committee of the Board of Directors.

(6) 60,000 options granted pursuant to the cancellation and regrant of all existing options under the 1994 Long Term Incentive Plan pursuant to a repricing plan of the Compensation Committee of the Board of Directors.

(7) 23,000 options granted pursuant to the cancellation and regrant of all existing options under the 1994 Long Term Incentive Plan pursuant to a repricing plan of the Compensation Committee of the Board of Directors.

OPTION EXERCISES AND FISCAL YEAR END VALUES FOR THE YEAR ENDED JULY 31, 1998



                                   SHARES                       NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED IN-THE-
                                  ACQUIRED         VALUE          OPTIONS/SARS AT             MONEY OPTIONS/SARS AT FY-
                                 ON EXERCISE      REALIZED      FY-END (#) EXERCISABLE          END ($) EXERCISABLE
       NAME                         (#)             ($)             /UNEXERCISABLE               /UNEXERCISABLE(1)
---------------------------      -----------      ---------     ----------------------       --------------------------
Thomas A. Gildehaus.........         0               0             127,500/375,000                      0/0

Richard D. Way..............         0               0               57,500/60,000                      0/0

Timothy J. Bondy............         0               0               17,500/52,500                      0/0

Michael S. Venie............         0               0                15,000/45000                      0/0

Birchel S. Brown............         0               0                5,750/17,250                      0/0

William H. Hillpot..........         0               0               55,750/17,250                      0/0

------------------
(1)  The closing price of the Common Stock on July 31, 1998 was $2.398.


COMPENSATION COMMITTEE REPORT ON REPRICING OF OPTIONS

     At a meeting on September 15, 1997, the Compensation Committee determined to reprice all options issued and outstanding under the 1994 Long Term Incentive Plan, except for 250,000 options awarded to Mr. Gildehaus which remain at the original exercise price of $4.00 per share. A total of 600,725 shares at an average price of $6.19 per share were to be exchanged for an equal number of options at $3.59 per share, the fair market value on September 16, 1997. In making its decision, the Compensation Committee considered the report of Johnson Associates, a benefits consulting firm. Johnson Associates reviewed various alternatives, including the valuation of options using the Black-Scholes option pricing model. The Compensation Committee has concluded that the existing stock options, which are a key element in the Company's incentive compensation program, no longer provided sufficient incentives to, nor adequately encouraged, key personnel to remain in the employ of the Company. The repricing of options on an even exchange basis is intended to achieve the incentive and retention value of management stock options.

               Compensation Committee Members as of July 31, 1998
     James A. Kohlberg(1)       Darius W. Gaskins, Jr.      Christopher Lacovara
------------------
(1)  Chairman of Compensation Committee

TEN YEAR OPTION/SAR REPRICINGS

     The following table sets forth certain information concerning the repricing of stock options granted to the Company's executive officers. The Company has only repriced options held by the Company's executive officers once during the past ten years.




                                         NUMBER OF
                                        SECURITIES       MARKET                                       LENGTH OF
                                        UNDERLYING      PRICE OF      EXERCISE                     ORIGINAL OPTION
                                         OPTIONS/       STOCK AT      PRICE AT                      TERM REMAINING
                                           SARS          TIME OF      TIME OF          NEW            AT DATE OF
                                        REPRICED OR   REPRICING OR   REPRICING OR    EXERCISE        REPRICING OR
       NAME                   DATE        AMENDED       AMENDMENT     AMENDMENT        PRICE          AMENDMENT
-------------------------   ---------   -----------    -----------   -----------    -----------    -----------------
Thomas A. Gildehaus(1)       9/16/97       250,000         $3.59          $4.00        $3.59       8 years, 6 months

Richard D. Way(2)            9/16/97        35,000         $3.59             (6)       $3.59       8 years, 7 months
                             9/16/97        17,500         $3.59          $6.00        $3.59       7 years, 7 months
                             9/16/97         7,500         $3.59          $9.00        $3.59       6 years, 7 months


Timothy J. Bondy(3)          9/16/97        20,000         $3.59             (6)       $3.59       8 years, 7 months
                             9/16/97        50,000         $3.59         $8.505        $3.59       8 years, 4 months


Michael S. Venie             9/16/97        20,000         $3.59             (6)       $3.59       8 years, 7 months
                             9/16/97        40,000         $3.59         $9.625        $3.59       8 years

William H. Hillpot(4)        9/16/97        12,000         $3.59             (6)       $3.59       8 years, 7 months
                             9/16/97         6,000         $3.59          $6.00        $3.59       7 years, 7 months
                             9/16/97         5,000         $3.59          $9.00        $3.59       6 years, 7 months


Kenneth J. Burnett           9/16/97        12,000         $3.59             (6)       $3.59       8 years, 7 months
                             9/16/97         6,000         $3.59          $6.00        $3.59       7 years, 7 months
                             9/16/97         5,000         $3.59          $9.00        $3.59       6 years, 7 months


Andrew R. Moore              9/16/97         1,500         $3.59          $6.75        $3.59       8 years, 7 months
                             9/16/97         1,000         $3.59          $6.00        $3.59       7 years, 7 months
                             9/16/97         1,000         $3.59          $9.00        $3.59       6 years, 7 months



David C. Oberbillig(5)       9/16/97         8,000         $3.59             (6)       $3.59       8 years, 7 months
                             9/16/97         4,000         $3.59          $6.00        $3.59       7 years, 7 months
                             9/16/97         3,500         $3.59          $9.00        $3.59       6 years, 7 months


Thomas M. Vercillo          9/16/97         10,000         $3.59             (6)       $3.59       8 years, 7 months
                            9/16/97          5,000         $3.59          $6.00        $3.59       7 years, 7 months
                            9/16/97          3,500         $3.59          $9.00        $3.59       6 years, 7 months

----------------
(1) Mr. Gildehaus resigned as Chairman and Chief Executive Officer of the Company effective November 9, 1998.
(2)  Mr. Way retired from the Company effective January 1, 1999.
(3)  Mr. Bondy resigned from the Company effective August 28, 1998.
(4)  Mr. Hillpot resigned from the Company effective May 16, 1998.
(5)  Mr. Oberbillig resigned from the Company effective December 1, 1998.
(6) One-third of the options had an exercise price of $7.42 per share and would have vested on 4/25/97, one-third of the options had an exercise price of $8.17 per share and would have vested on April 25, 1998 and one-third of the options had an exercise price of $8.98 per share and would have vest on April 25, 1999.

EMPLOYMENT AGREEMENTS

     Mr. Gildehaus was subject to an employment agreement which provided for a minimum annual salary of $390,000, participation in the Company's annual short term incentive plan and other typical Company benefit programs. The employment agreement also contained a change in control provision which would have provided severance benefits if Mr. Gildehaus was terminated for any reason other than "for cause" or Mr. Gildehaus terminated his employment with the Company for "good reason," each as defined in the agreement.

     Mr. Rocchio is subject to an employment agreement with the Company, dated October 22, 1998, which provides for a minimum annual salary of $350,000, a guaranteed bonus of $50,000 for the first fiscal year, participation in the Company's annual short term incentive plan and other typical Company benefits. The agreement also provides that Mr. Rocchio will receive a grant of 400,000 options exercisable at the current market price on the date of grant. In the event of termination during the first year of employment, other than for cause, Mr. Rocchio will be entitled to severance benefits equal to one year of base compensation. Thereafter, he shall be entitled to two years of base compensation.

CHANGE IN CONTROL AGREEMENTS

     The Company is party to agreements with Mr. Venie, and until their resignations or retirement were party to agreements with Messrs. Bondy, Hillpot and Way, which provide that in the event the Company terminates such executive's employment for a reason other than "cause" as defined in the agreement or the executive quits his employment with the Company for "good reason" as defined in the agreement, after a "change of control" of the Company, he will be entitled to receive payment for (i) up to twelve months of base salary, and (ii) bonus payout under any bonus plan or program covering the executive as of the change of control, prorated for that portion of the year prior to separation from service. In addition, during the period under (i) above, the Company will provide the executive with benefit plans and programs no less favorable than those in effect at any time during the 120 days prior to the change of control or to the extent more favorable, no less favorable than those provided to senior executives of similar capacity preceding or after the change of control.

     For purposes of the agreements, a "change in control" of the Company occurs if (i) a person or entity becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors and any new directors who were approved by a vote of at least three quarters of the directors then still in office who either were directors at the beginning of the period or whose election or nomination was previously so approved, cease for any reason to constitute at least a majority thereof; or
(iii) all or substantially all of the assets of the Company are liquidated or distributed.

     In return for the benefits provided by his agreement, each executive agrees to continue to perform the regular duties of his current office (and/or such duties of such other positions to which he may be assigned).

PENSION PLAN

     The Company maintains a pension plan for all eligible employees. A participant who retires on or after turning 65 and has completed at least five years of service will qualify for an annual pension equal to 1.155%of the participant's average earnings for each year of service not in excess of 30 years and 1.26% of the participant's final average earnings for each year of service in excess of 30 years. Final average earnings are based on total compensation (exclusive of certain cost-of-living adjustments) during the participant's highest five consecutive years in the participant's last 15 years of service. A deferred vested pension benefit normally commencing at age 65 is provided for any employee who does not qualify for retirement under the plan but has completed at least five years of service.

     Years of service for purposes of the plan with respect to the officers of the Company named in the Summary Compensation Table are as follows: Mr. Venie, 3 years and Mr. Brown, 1 year. Upon Mr. Way's and Mr. Hillpot's resignations from the Company, they became vested in the pension plan with 5 years of service. Neither Mr. Gildehaus nor Mr. Bondy became vested in the pension plan prior to their resignation from the Company and were therefore not entitled to any benefits thereunder.

     The following table shows the projected annual pension benefits payable under the pension plan at the normal retirement age of 65:

                         ANNUAL NORMAL PENSION BENEFITS
                         FOR YEARS OF SERVICE SHOWN (1)

  AVERAGE
   ANNUAL
   PENSION
  EARNINGS        5 YEARS     10 YEARS     20 YEARS    30 YEARS     40 YEARS    50 YEARS
--------------   -----------  ----------  -----------  ----------  -----------  ---------
  $ 50,000        $ 2,888      $ 5,775     $ 11,550     $ 17,325    $ 23,625    $ 29,925
   100,000          5,775       11,550       23,100       34,650      47,250      59,850
   150,000          8,663       17,325       34,650       51,975      70,875      89,775
   200,000          9,240       18,480       36,960       55,440      75,600      95,760
   250,000          9,240       18,480       36,960       55,440      75,600      95,760
   300,000          9,240       18,480       36,960       55,440      75,600      95,760
   350,000          9,240       18,480       36,960       55,440      75,600      95,760
   400,000          9,240       18,480       36,960       55,440      75,600      95,760

------------------
(1) Normal pension benefits are formula based and are not subject to a social security offset. With exceptions not applicable to any of the officers named in the above compensation table, Sections 401(a)(17) and 415 of the Internal Revenue Code limit the annual pension earnings that can be considered under the plan to $160,000 and the annual benefits to $125,000.


SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN FOR COVERED EXECUTIVES

     Effective August 1, 1997, the Company adopted a Supplemental Executive Retirement Plan for Covered Executives (the "Plan"). Participation in the Plan is limited to key employees of the Company, designated by the Compensation Committee, whose benefits under the Pension Plan B of Northwestern Steel and Wire Company (the "Pension Plan") and the Northwestern Steel and Wire
Company 401(k) Salary Deferral Plan (the "401(k) Plan") are limited under applicable provisions of the Internal Revenue Code (the "Code"). The Plan is a nonqualified, unfunded plan.

     For each Plan participant, benefits under the Plan have two components. First component: With respect to the Pension Plan, benefits under the Plan are provided in amounts equal to the reduction of the participant's accrued benefits under the Pension Plan as a result of applicable Code limitations, and are paid based on the participant's election for benefit distribution under the Pension Plan. Second component: With respect to the 401(k) Plan, each Plan participant is credited with (i) a Company match equal to two percent (2%) of the portion of such participant's compensation in excess of applicable Code limitations, and (ii) an amount equal to the reduction of the Company's non-elective contributions under the 401(k) Plan pursuant to applicable Code limitations. The second component of a participant's benefit under the Plan is paid in a lump sum.

     In the event of a change in control, benefits accrued under the Plan as of the date of such change in control are payable to Plan participants within sixty
(60) days following such change in control.

     As of July 31, 1998, the designated Plan participants consist of Thomas A. Gildehaus, Richard D. Way, Timothy J. Bondy and Michael S. Venie. The Company has estimated and reserved $116,000 to cover the benefits which the Plan participants are eligible to receive pursuant to the Plan.

RULE 16(B) COMPLIANCE

     The Company's executive officers, directors and 10% shareholders are required under the Securities Exchange Act of 1934, as amended, to file reports of ownership with the Securities and Exchange Commission. Copies of these reports must also be furnished to the Company. Based solely upon a review of copies of such reports, or written representations that no reports were required, the Company believes that all filing requirements applicable to its executive officers, directors and 10% shareholders were complied with by such persons.

                        REPORT OF COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

     This Report outlines the Company's management compensation philosophy and reviews the compensation decisions made in fiscal 1998 regarding Mr. Gildehaus and the other executive officers.

MANAGEMENT COMPENSATION PHILOSOPHY

     To advance the interests of its shareholders, the Company has based its management compensation decision on three principles.

     * First, base salaries should be sufficient to attract and retain qualified management talent, without exceeding competitive practice at similar companies in the steelmaking and related industries.

     * Second, annual incentive programs should provide opportunity for significant increases in compensation, based on meeting or exceeding pre-determined performance targets.

     * Third, a substantial portion of total compensation opportunity should reflect increased shareholder value, as measured by increases in the Company's stock price.

CRITERIA USED FOR MAKING COMPENSATION DECISIONS IN FISCAL 1998

     This section describes the criteria used by the Compensation Committee regarding compensation decisions affecting Mr. Gildehaus and the other executive officers.

     Base Salary

     In April 1996, based on an independent compensation consulting firm's study of competitive compensation levels for the Company's key executives, the Compensation Committee approved salary midpoints for each executive position, which were based on the executive positions' size adjusted median competitive base salaries. The Compensation Committee approved salary adjustments for three executive officers for fiscal 1998. Mr. Gildehaus' compensation is set pursuant to his negotiated employment agreement.

     Annual Incentive Program

     In September 1997, the Compensation Committee approved the fiscal 1998 incentive program for the key executives of the Company (including the Named Officers). Target awards ranged from 13% to 31% of base salary. Awards were calculated by formula, based exclusively on the Company's adjusted operating income performance and cash flow as compared to the Company's business plan. In fiscal 1998, the Company achieved 336% of its adjusted operating income plan and 165% of its cash flow plan. As a result, the executive officers of the Company earned $1,153,790 in annual incentive awards for fiscal 1998.

     Long-Term Incentive Program

     In an effort to further increase the alignment of interests between key employees and shareholders, the 1994 Long-Term Incentive Plan was approved at the Annual Meeting of Shareholders on January 20, 1994. The following awards were made under the Plan in fiscal 1998 to the Named Officers other than as a result of the repricing of existing options: an award of 20,000 options to Mr. Way and an award of 23,000 options to Mr. Brown, each of which are exercisable at $3.59 per share. The fair market value of the Common Stock on the date of the grant was $3.59 per share. 25% of the options vest on the date of grant, September 16, 1997, and the remaining options vest in 25% increments on each of the first three anniversaries of the date of grant. For more information on the repricing of options, see "Executive Compensation -- Compensation Committee Report on Repricing of Options" and "Executive Compensation -- Ten Year Option/SAR Repricings."

               Compensation Committee Members as of July 31, 1998
     James A. Kohlberg(1)       Darius W. Gaskins, Jr.      Christopher Lacovara
------------------
(1)  Chairman of Compensation Committee

PERFORMANCE GRAPH

     The following graph compares the cumulative total return on $100 invested on July 31, 1993 in the Common Stock of the Company, the S&P 400 Index and the S&P Steel Index. The return of the Standard & Poor's indices is calculated assuming reinvestment of dividends during the period presented. The Company has not paid any dividends. The stock price performance on the graph below is not necessarily indicative of future price performance.


            COMPARISON OF CUMULATIVE TOTAL RETURN AMONG NORTHWESTERN STEEL AND WIRE COMPANY, S&P STEEL INDEX AND S&P 400 INDEX


                     ASSUMES $100 INVESTED ON JULY 31, 1993

                                    [GRAPH]

-----------------------------------------------------------------------------------------
                                7/31/93   7/31/94   7/31/95   7/31/96  7/31/97  7/31/98
-----------------------------------------------------------------------------------------
  NORTHWESTERN STEEL & WIRE     100.00    112.12    121.21     62.12    23.48    35.61
-----------------------------------------------------------------------------------------
  S&P STEEL INDEX               100.00    139.03    116.11     92.32   125.88    95.04
-----------------------------------------------------------------------------------------
  S&P 400 INDEX                 100.00    107.89    138.67    159.92   240.41   284.98
-----------------------------------------------------------------------------------------

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The table below sets forth certain information regarding beneficial ownership of Common Stock as of January 7, 1999, by each person or entity known to the Company who owns of record or beneficially five percent or more of the Common Stock, by each named officer, director nominee and all executive officers and director nominees as a group.

                                                                            PERCENTAGE OF
                                                    NUMBER OF SHARES         OUTSTANDING
             NAME                                  OF COMMON STOCK(1)        COMMON STOCK
----------------------------------------------   -----------------------   ----------------
 KNSW Acquisition Company, L.P. (2)...........          8,687,000               35.5  %
 Dimensional Fund Advisors, Inc. (3)..........          1,423,000                5.8  %
 William F. Andrews...........................             18,020                  *
 Marion H. Antonini...........................              2,500                  *
 Timothy J. Bondy (4).........................             17,500                  *
 Birchel S. Brown.............................             11,500                  *
 Warner C. Frazier............................             10,000                  *
 Darius W. Gaskins, Jr........................             20,500                  *
 Thomas A. Gildehaus (5)......................            262,500                1.1  %
 David L. Gore................................              2,900                  *
 William H. Hillpot (6).......................             50,000                  *
 James A. Kohlberg (7)........................          8,687,000               35.5  %
 Christopher Lacovara (7).....................          8,687,000               35.5  %
 Michael E. Lubbs.............................              4,461                  *
 George W. Peck IV............................                ---                  *
 Frederick J. Rocchio, Jr.(9).................                ---                  *
 Michael S. Venie.............................             30,000                  *
 Richard D. Way (8)...........................             79,538                  *
 All executive officers and directors and
   director nominee as a group
   (18 persons) (7)...........................          9,297,143               38.0  %

------------------
*    Less than 1%.
(1) Includes shares issuable pursuant to options which may be exercised within 60 days after January 7, 1999.
(2) KNSW owns directly 8,687,000 shares of Common Stock. Kohlberg Associates, L.P., a Delaware limited partnership ("Associates"), is the general partner of KNSW. Kohlberg & Kohlberg, L.L.C., is the general partner of Associates. Messrs. Kohlberg and Lacovara may be deemed to share voting and dispositive power as to all shares of Common Stock owned by KNSW. Messrs. Kohlberg and Lacovara disclaim beneficial ownership with respect to such shares. The address for KNSW is c/o Kohlberg & Co., 111 Radio Circle, Mt. Kisco, NY 10549.
(3) As reported on a Schedule 13G filed February 10, 1998 with the Securities Exchange Commission ("the Commission") by Dimensional Fund Advisors, Inc. ("DFA"). According to such Schedule 13G, DFA has sole voting power with respect to 929,300 shares. The persons who are officers of Dimensional Fund Advisors Inc. also serve as officers of DFA Investment Dimensions Group Inc., (the "Fund") and The DFA Investment Trust Company (the "Trust"), each an open-end management investment company registered under the Investment Company Act of 1940. According to such Schedule 13G, in their capacities as officers of the Fund and the Trust, these persons vote 163,000 additional shares which are owned by the Fund and 330,700 shares which are owned by the Trust. According to the Schedule 13G, DFA has sole dispositive power over 1,423,000 shares. The address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.
(4) Mr. Bondy resigned from the Company effective August 28, 1998 and is no longer an officer of the Company. The 17,500 shares subject to option expired on November 26, 1998.
(5) Mr. Gildehaus resigned as Chairman and Chief Executive Officer of the Company effective November 9, 1998.
(6) Mr. Hillpot resigned from the Company effective May 16, 1998 and is no longer an officer of the Company. The 50,000 shares subject to option will expire on May 16, 1999. Includes ownership interest in the ESOP.
(7)  Includes the 8,687,000 shares of Common Stock owned by KNSW. See Note 2.
(8)  Mr. Way retired from the Company effective January 1, 1999.
(9) Mr. Rocchio, pursuant to his employment agreement, was granted options to purchase 400,000 shares at an exercise price of $1.50 per share. 25% of such options vest on the date of grant, November 18, 1998, and the remaining options vest in 25% increments on each of the first three anniversaries of the date of grant.

                              CERTAIN TRANSACTIONS

     In August 1992, the Company underwent a reorganization which included the sale of 8,687,000 shares of Common Stock (the "1992 Investment") to KNSW, which represented at such time approximately 52% of the outstanding Common Stock. KNSW is an affiliate of Kohlberg. At the time of the 1992 Investment, the Company and Kohlberg entered into a fee agreement (the "Fee Agreement") pursuant to which Kohlberg agreed to provide such advisory and management services to the Company and its subsidiaries as the Board of Directors reasonably requests in consideration for which the Company pays Kohlberg a fee of $43,435 per fiscal quarter at the beginning of each quarter. The Fee Agreement provides that Kohlberg, but not the Company, may terminate the Fee Agreement at any time. The Fee Agreement will terminate automatically on the earlier of the end of the fiscal year in which KNSW's percentage interest in the outstanding Common Stock is less than 25% and the tenth anniversary of the Fee Agreement. Fees may not be increased through July 31, 2000. The Fee Agreement also provides that the Company will indemnify Kohlberg and its affiliates and their respective partners, officers, directors, shareholders, agents and employees against any third party claims arising from the Fee Agreement and the services provided thereunder, the 1992 Investment or their equity interest in the Company.

     Pursuant to the terms of the ESOP prior to its termination and the distribution of its assets effective March 31, 1997, the Company was obligated to pay certain of its fees and expenses, which for the year ended July 31, 1998 aggregated $198,121.

          SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

     Proposals of Shareholders intended to be presented by such Shareholders at next year's Annual Meeting must be received by the Company at its principal office no later than October 21, 1999 and must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's proxy statement for that meeting.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any other matters to be presented at the Annual Meeting, other than those mentioned in the Company's Notice of Annual Meeting of Shareholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, it is intended that the persons named in the proxy will vote as the Board of Directors directs.

     By Order of the Board of Directors


     Thomas M. Vercillo
     Secretary

Sterling, Illinois
January 20, 1999

                                                                      EXHIBIT A













                         NORTHWESTERN STEEL AND WIRE




                  1998 EMPLOYEE INCENTIVE COMPENSATION PLAN

                              TABLE OF CONTENTS

                                                                                     Page
ARTICLE I

       ESTABLISHMENT....................................................................1
       1.1           Purpose............................................................1

ARTICLE II

       DEFINITIONS......................................................................1
       2.1           "Affiliate"........................................................1
       2.2           "Agreement" .......................................................1
       2.3           "Award"............................................................1
       2.4           "Beneficiary"......................................................1
       2.5           "Board of Directors" or "Board"....................................1
       2.6           "Cash Incentive Award".............................................1
       2.7           "Cause"............................................................1
       2.8           "Change in Control" and "Change in Control Price"..................2
       2.9           "Code" or "Internal Revenue Code"..................................2
       2.10          "Commission".......................................................2
       2.11          "Committee"........................................................2
       2.12          "Common Stock".....................................................2
       2.13          "Company"..........................................................2
       2.14          "Covered Employee".................................................2
       2.15          "Deferred Stock"...................................................2
       2.16          "Disability".......................................................2
       2.17          "Dividend Equivalent"..............................................2
       2.18          "Effective Date"...................................................2
       2.19          "Exchange Act".....................................................2
       2.20          "Fair Market Value"................................................2
       2.21          "Grant Date".......................................................3
       2.22          "Incentive Stock Option"...........................................3
       2.23          "Nasdaq"...........................................................3
       2.24          "Non-Qualified Stock Option".......................................3
       2.25          "Option Period"....................................................3
       2.26          "Option Price".....................................................3
       2.27          "Other Stock-Based Awards".........................................3
       2.28          "Participant"......................................................3
       2.29          "Performance Award"................................................3
       2.30          "Plan".............................................................3
       2.31          "Representative"...................................................3
       2.32          "Restricted Stock".................................................4
       2.33          "Retirement".......................................................4
       2.34          "Rule 16b-3" ......................................................4
       2.35          "Securities Act"...................................................4
       2.36          "Stock Appreciation Right".........................................4
       2.37          "Stock Option" or "Option".........................................4
       2.38          "Termination of Employment"........................................4
       2.39          "Transfer".........................................................4

ARTICLE III

       ADMINISTRATION...................................................................4
       3.1           Committee Structure and Authority..................................4

ARTICLE IV

       STOCK SUBJECT TO PLAN............................................................6


       4.1           Number of Shares..........................................6
       4.2           Release of Shares.........................................6
       4.3           Restrictions on Shares....................................6
       4.4           Stockholder Rights........................................7
       4.5           Reasonable Efforts To Register............................7
       4.6           Anti-Dilution.............................................7

ARTICLE V

       ELIGIBILITY.............................................................8
       5.1           Eligibility...............................................8
       5.2           Per Person Award Limitations..............................8

ARTICLE VI

       STOCK OPTIONS...........................................................8
       6.1           General...................................................8
       6.2           Grant and Exercise........................................8
       6.3           Terms and Conditions......................................8
       6.4           Termination by Reason of Death...........................10
       6.5           Termination by Reason of Disability......................10
       6.6           Other Termination........................................10
       6.7           Cashing Out of Option....................................10

ARTICLE VII

       STOCK APPRECIATION RIGHTS..............................................10
       7.1           General..................................................10
       7.2           Grant....................................................10
       7.3           Terms and Conditions.....................................11


ARTICLE VIII

       RESTRICTED STOCK.......................................................12
       8.1           General..................................................12
       8.2           Awards and Certificates..................................12
       8.3           Terms and Conditions.....................................12

ARTICLE IX

       DEFERRED STOCK.........................................................13
       9.1           General..................................................13
       9.2           Terms and Conditions.....................................13

ARTICLE X

       OTHER AWARDS...........................................................14
       10.1          Bonus Stock and Awards In Lieu of Obligations............14
       10.2          Dividend Equivalents.....................................14
       10.3          Other Stock-Based Awards.................................14
       10.4          Performance Awards.......................................14

ARTICLE XI

       PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THE PLAN.................17
       11.1          Limited Transfer During Offering.........................17
       11.2          Committee Discretion.....................................17
       11.3          No Company Obligation....................................17


ARTICLE XII
       CHANGE IN CONTROL PROVISIONS....................................................17
       12.1          Impact of Event...................................................17
       12.2          Definition of Change in Control...................................18
       12.3          Change in Control Price...........................................18

ARTICLE XIII

       MISCELLANEOUS...................................................................19
       13.1          Amendments and Termination........................................19
       13.2          Stand-Alone, Additional, Tandem, and Substitute Awards............19
       13.3          Form and Timing of Payment Under Awards; Deferrals................19
       13.4          Status of Awards Under Code Section 162(m)........................20
       13.5          Unfunded Status of Plan; Limits on Transferability................20
       13.6          General Provisions................................................20
       13.7          Mitigation of Excise Tax..........................................21
       13.8          Rights with Respect to Continuance of Employment..................21
       13.9          Awards in Substitution for Awards Granted by Other Corporations...21
       13.10         Procedure for Adoption............................................22
       13.11         Procedure for Withdrawal..........................................22
       13.12         Delay.............................................................22
       13.13         Headings..........................................................22
       13.14         Severability......................................................22
       13.15         Successors and Assigns............................................22
       13.16         Entire Agreement..................................................22

                         NORTHWESTERN STEEL AND WIRE
                  1998 EMPLOYEE INCENTIVE COMPENSATION PLAN


                                  ARTICLE I

                                ESTABLISHMENT

       1.1     Purpose.

       The Northwestern Steel and Wire Company 1998 Employee Incentive Compensation Plan is hereby established by Northwestern Steel and Wire Company. The purpose of the Plan is to promote the overall financial objectives of the Company and its stockholders by motivating those persons selected to participate in the Plan to achieve long-term growth in stockholder equity in the Company and by retaining the association of those individuals who are instrumental in achieving this growth. It is intended that compensation awarded under the Plan qualifies for tax deductibility under Section 162(m) of the Code to the extent deemed appropriate by the Committee (as defined herein). The Plan and the grant of awards hereunder are expressly conditioned upon the Plan's approval by the stockholders of the Company. If such approval is not obtained, then this Plan and all Awards (as defined herein) hereunder shall be null and void ab initio. The Plan is adopted, subject to stockholder approval, effective August 1, 1998.


                                  ARTICLE II

                                 DEFINITIONS

       For purposes of the Plan, the following terms are defined as set forth below:

       2.1 "Affiliate" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

       2.2 "Agreement" or "Award Agreement" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which an Award is granted to a Participant.

       2.3 "Award" means any Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, Stock, Dividend Equivalent, Other Stock-Based Award, Performance Award or Cash Incentive Award, together with any other right or interest granted to a Participant under the Plan.


       2.4 "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in such Participant's most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted hereunder. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

       2.5 "Board of Directors" or "Board" means the Board of Directors of the Company.

       2.6 "Cash Incentive Award" means a conditional right granted to a Participant under Section 10.4(c) hereof to receive a cash payment, unless otherwise determined by the Committee, after the end of a specified period.

       2.7 "Cause" shall mean, for purposes of whether and when a Participant has incurred a Termination of Employment for Cause, any act or omission which permits the Company to terminate the written agreement or arrangement between the Participant and the Company or an Affiliate for "cause" as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause" or a substantially equivalent term, then Cause shall mean (a) any act or omission which the Company believes is of a criminal nature and the result of which the Company believes is detrimental to the interests of the Company or an Affiliate, (b) the material breach of a fiduciary duty owing to the Company, including, without limitation, fraud or embezzlement or (c) conduct, or the omission of conduct, on the part of the Participant which constitutes a material breach of any statutory or common-law duty of loyalty to the Company or an Affiliate.

       2.8 "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 12.2 and 12.3, respectively.

       2.9 "Code" or "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, Treasury Regulations (including proposed regulations) thereunder and any subsequent Internal Revenue Code.

       2.10 "Commission" means the Securities and Exchange Commission or any successor agency.

       2.11 "Committee" means the person or persons appointed by the Board of Directors to administer the Plan.

       2.12 "Common Stock" means the shares of the Company's Common Stock, $.01 par value, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

       2.13 "Company" means Northwestern Steel and Wire Company, an Illinois corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

       2.14 "Covered Employee" means a Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

       2.15 "Deferred Stock" means a right, granted to a Participant under
Section 9.1 hereof, to receive Common Stock, cash or a combination thereof at the end of a specified deferral period.

       2.16 "Disability" means the physical or mental condition of the Participant, as determined by the Committee, as a result of which such Participant would be entitled to payment of monthly disability benefits under any Company disability plan. If the Participant is not eligible for benefits under any disability plan of the Company, such Participant shall be deemed to have a Disability if the Committee determines that such Participant's physical or mental condition would entitle such Participant to benefits under any Company disability plan if such Participant were eligible therefor.

       2.17 "Dividend Equivalent" means a right, granted to a Participant under
Section 10.2, to receive cash, Common Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock.

       2.18 "Effective Date" means August 1, 1998.

       2.19 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

       2.20 "Fair Market Value" means the value determined on the basis of the good faith determination of the Committee, without regard to whether the Common Stock is restricted or represents a minority interest, pursuant to the applicable method described below:

               (a) if the Common Stock is listed on a national securities exchange or quoted on Nasdaq, the closing price of the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by Nasdaq, as the case may be;

               (b) if the Common Stock is not listed on a national securities exchange or quoted on Nasdaq, but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), or the most recent preceding date for which such quotations are reported; and

               (c) if, on the relevant date, the Common Stock is not publicly traded or reported as described in (a) or (b), the fair market value determined in good faith by the Committee.

       2.21 "Grant Date" means the date as of which an Agreement is entered into pursuant to the Plan.

       2.22 "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" which satisfies the requirements of
Section 422 of the Code.

       2.23 "Nasdaq" means The Nasdaq Stock Market, including the Nasdaq National Market.

       2.24 "Non-Qualified Stock Option" means an Option which is not an Incentive Stock Option.

       2.25 "Option Period" means the period during which an Option shall be exercisable in accordance with the related Agreement and Article VI.

       2.26 "Option Price" means the price at which the Common Stock may be purchased under an Option as provided in Section 6.3(b).

       2.27 "Other Stock-Based Awards" means Awards granted to a Participant under Section 10.3 hereof.

       2.28 "Participant" means a person who satisfies the eligibility conditions of Article V and with whom an Agreement has been entered into under the Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term "Participant" shall mean such Representative. The term shall also include a trust for the benefit of the Participant, the Participant's parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee. Notwithstanding the foregoing, the term "Termination of Employment" shall mean the Termination of Employment of the person to whom the Award was originally granted.

       2.29 "Performance Award" means a right, granted to a Participant under
Section 10.4 hereof, to receive Awards based upon performance criteria specified by the Committee.

       2.30 "Plan" means the Northwestern Steel and Wire Company 1998 Incentive Compensation Plan, as herein set forth and as may be amended from time to time.

       2.31 "Representative" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the Beneficiary of the

Participant upon or following the Participant's death; or (d) any person to whom an Option has been permissibly transferred; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

       2.32 "Restricted Stock" means Common Stock granted to a Participant under
Section 8.1 hereof, that is subject to certain restrictions and to a risk of forfeiture.

       2.33 "Retirement" means the Participant's Termination of Employment after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or an Affiliate, if the Participant is covered by such a plan, or if the Participant is not covered by such a plan, then age 65.

       2.34 "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Commission under
Section 16 of the Exchange Act.

       2.35 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

       2.36 "Stock Appreciation Right" means a right granted under Article VII.

       2.37 "Stock Option" or "Option" means a right, granted to a Participant under Section 6.1 hereof, to purchase Common Stock at a specified price during specified time periods.

       2.38 "Termination of Employment" means the occurrence of any act or event that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer or employee of, or consultant to, the Company or of any subsidiary of the Company, or to be an officer, director or employee of, or consultant to, any entity that provides services to the Company or a subsidiary of the Company, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its subsidiaries of all businesses owned or operated by the Company or its subsidiaries. With respect to any person who is not an employee with respect to the Company, an Agreement shall establish what act or event shall constitute a Termination of Employment for purposes of the Plan. A transfer of employment from the Company to a subsidiary, or from a subsidiary to the Company, will not be a Termination of Employment, unless expressly determined by the Committee. A Termination of Employment shall occur for an employee who is employed by a subsidiary of the Company if the subsidiary shall cease to be a subsidiary and the Participant shall not immediately thereafter become an employee of the Company or a subsidiary of the Company.

       2.39 "Transfer" means any sale, gift, assignment, distribution, conveyance, pledge, hypothecation, encumbrance or other transfer of title, whether by operation of law or otherwise.

       In addition, certain other terms used herein have definitions given to them in the first place in which they are used.



                                 ARTICLE III

                                ADMINISTRATION

       3.1 Committee Structure and Authority. The Plan shall be administered by a committee (the "Committee") of the Board of Directors composed of no fewer than two directors designated by the Board of Directors. Membership of the Committee shall be constituted so as to comply at all times with all applicable requirements of Rule 16b-3 and Section 162(m) of the Code. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be the acts of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Board may select different Committees to administer Awards for different classes of Participants. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

       Among other things, the Committee shall have the authority, subject to the terms of the Plan:

               (a) to select those persons to whom Awards may be granted from time to time;

               (b) to determine whether and to what extent Awards are to be granted hereunder;

               (c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

               (d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, any Option Price or Option Period, any exercise restriction or limitation or exercise acceleration, forfeiture or waiver, and any performance criteria);

               (e) to adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section 13.1;

               (f) to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred;

               (g) to determine under what circumstances an Award may be settled in cash or Common Stock;

               (h) to provide for the forms of Agreements to be utilized in connection with the Plan;

               (i) to determine whether a Participant has a Disability or a Retirement;

               (j) to determine what securities law requirements are applicable to the Plan, Awards and the issuance of shares of Common Stock under the Plan and to require of a Participant that appropriate action be taken with respect to such requirements;

               (k) to cancel, with the consent of Participants or as otherwise provided in the Plan or an Agreement, outstanding Awards;

               (l) to interpret and make final determinations with respect to the remaining number of shares of Common Stock available under this Plan;

               (m) to require, as a condition of the exercise of an Award or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of such amount of any Federal, state or local taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

               (n) to determine whether and under what circumstances a Participant has incurred a Termination of Employment;

               (o) to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

               (p) to determine the restrictions or limitations on the transfer of Common Stock;

               (q) to determine whether an Award is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Agreement;

               (r) to determine the permissible methods of Award exercise and payment, including cashless exercise arrangements;

               (s) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and

               (t) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

       The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to Awards granted at different times or to different Participants.

       Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion and, in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. No determination shall be subject to de novo review if challenged in court.


                                  ARTICLE IV

                            STOCK SUBJECT TO PLAN

       4.1 Number of Shares. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be two million (2,000,000) shares of Common Stock authorized for issuance on the Effective Date. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

       4.2 Release of Shares. Subject to Section 6.3(f), if any shares of Common Stock that are subject to any Award cease to be subject to an Award or are forfeited, if any Award otherwise terminates without issuance of shares of Common Stock being made to the Participant, or if any shares (whether or not restricted) of Common Stock are received by the Company in connection with the exercise of an Award, including the satisfaction of tax withholding, such shares, in the discretion of the Committee, may again be available for distribution in connection with Awards under the Plan.

       4.3 Restrictions on Shares. Shares of Common Stock issued as or in conjunction with an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in an Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange or Nasdaq (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under Federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of an Award. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Award to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

       4.4 Stockholder Rights. No person shall have any rights of a stockholder as to shares of Common Stock subject to an Award until, after proper exercise of the Award and other actions required, such shares shall have been recorded on the Company's official stockholder records as having been issued or transferred. Upon exercise of an Award or any portion thereof, the Company will have thirty
(30) days in which to issue the shares, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official stockholder records, except as provided herein or in an Agreement.

       4.5 Reasonable Efforts To Register. The Company will use its reasonable efforts to register under the Securities Act the Common Stock delivered or deliverable pursuant to Awards on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, when the Committee, in its sole discretion, shall deem such registration appropriate. The Company will use its reasonable efforts to cause the registration statement to become effective and to file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the Award Period of the last Award outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all shares delivered pursuant to any Award.

       4.6 Anti-Dilution. In the event, after the Effective Date, of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction, Company stock offering or event involving the Company and having an effect similar to any of the foregoing, which does not constitute a Change in Control (as defined in Section 12.2), then the Committee shall adjust or substitute, as the case may be, the number of shares of Common Stock available for Awards under the Plan, the number of shares of Common Stock covered by outstanding Awards, the exercise price per share of outstanding Awards, and performance conditions and any other characteristics or terms of the Awards as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that the Committee may limit any such adjustment so as to maintain the deductibility of the Awards under Code Section 162(m) and that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional shares as shall reasonably be determined by the Committee.

                                  ARTICLE V

                                 ELIGIBILITY

       5.1 Eligibility. Except as herein provided, the persons who shall be eligible to participate in the Plan and be granted Awards shall be those persons who are directors, officers, and employees of, and consultants to, the Company or any subsidiary of the Company, who shall be in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Company and its subsidiaries. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee may give consideration to the person's functions and responsibilities, the person's contributions to the Company and its subsidiaries, the value of the individual's service to the Company and its subsidiaries and such other factors deemed relevant by the Committee.

       5.2 Per Person Award Limitations. In each fiscal year during any part of which this Plan is in effect, a Participant may not be granted Awards relating to more than four hundred thousand (400,000) shares of Common Stock, subject to adjustment as provided in Section 4.6, under each of Articles VI, VII, VIII and IX and Sections 10.1, 10.2, 10.3 and 10.4(b). In addition, the maximum aggregate amount that may be paid out as final Cash Incentive Awards or other cash Awards in any fiscal year to any Participant shall be $600,000.


                                  ARTICLE VI

                                STOCK OPTIONS

       6.1 General. The Committee shall have authority to grant Stock Options under the Plan at any time or from time to time. Stock Options may be either Incentive Stock Options or Non-Qualified Stock Options. An Option shall entitle the Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Award Agreement (the terms and provisions of which may differ from other Agreements), including, without limitation, payment of the Option Price.

       6.2 Grant and Exercise. The grant of a Stock Option shall occur as of the date the Committee determines. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Participant. To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under such Section 422.

       6.3 Terms and Conditions. Stock Options shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

           (a) Option Period. The Option Period of each Stock Option shall be fixed by the Committee; provided that no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted. In the case of an Incentive Stock Option granted to an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), the Option Period shall not exceed five (5) years from the date of grant. No Option which is intended to be an Incentive Stock Option shall be granted more than ten

       (10) years from the date the Plan is adopted by the Company or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

           (b) Option Price. The Option Price per share of the Common Stock purchasable under an Option shall be determined by the Committee in its sole and absolute discretion; provided, however, that in the case of an Incentive Stock Option granted to an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), the Option Price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share on the date the Option is granted.

           (c) Exercisability. Subject to Section 12.1, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, and, subject to the foregoing, may at any time accelerate the exercisability of any Stock Option. If the Committee intends that an Option be an Incentive Stock Option, the Committee may, in its discretion, provide that the aggregate Fair Market Value (determined at the date the Option is granted) of the Common Stock as to which such Incentive Stock Option which is exercisable for the first time during any calendar year shall not exceed $100,000.

               (d) Method of Exercise. Subject to the provisions of this Article VI, a Participant may exercise Stock Options, in whole or in part, at any time during the Option Period by the Participant's giving to the Company written notice of exercise on a form provided by the Committee (if available) specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If set forth in an Agreement or otherwise approved by the Committee, payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee and permitted in accordance with Section 6.3(e); (iii) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise the Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (iv) by any combination of the foregoing. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted. No shares of Common Stock shall be issued until full payment therefor, as determined by the Committee, has been made.

           (e) Company Loan or Guarantee. Upon the exercise of any Option and subject to the pertinent Agreement and the discretion of the Committee, the Company may at the request of the Participant:

               (i) lend to the Participant an amount equal to such portion of the Option Price as the Committee may determine; or

               (ii) guarantee a loan obtained by the Participant from a third-party for the purpose of tendering the Option Price.

       The terms and conditions of any loan or guarantee, including the term, interest rate and any security interest thereunder and whether the loan shall be with recourse, shall be determined by the Committee, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of the aggregate Fair Market Value per share of the Common Stock on the date of exercise, less the par value of the shares of Common Stock to be purchased upon the exercise of the Award, or the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

             (f) Non-transferability of Options. Except as provided herein or in an Agreement, no Stock Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable during the Participant's lifetime only by the Participant.

       6.4 Termination by Reason of Death. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to death, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable for a period of one year following termination of employment.

       6.5 Termination by Reason of Disability. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to a Disability, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable by the Participant for a period of one year following termination of employment, and the Participant's death at any time following such Termination of Employment due to Disability shall not affect the foregoing. In the event of the Participant's Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

       6.6 Other Termination. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to Retirement or if the Termination of Employment is involuntary on the part of the Participant (but is not due to death or Disability or with Cause), any Stock Option held by such Participant shall immediately terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the a period of the ninety (90) days immediately following the date of such Termination of Employment or until the expiration of the Option Period, whichever is shorter. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment which is voluntary on the part of the Participant (and is not due to Retirement) or if the Participant's Termination of Employment is for Cause, any Stock Option held by such Participant shall terminate immediately, without any exercise thereof. The death or Disability of a Participant after a Termination of Employment otherwise provided herein shall not extend the time permitted to exercise an Option.

       6.7 Cashing Out of Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of any Stock Option to be exercised by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is subject to the Option over the Option Price times the number of shares of Common Stock subject to the Option on the effective date of such cash-out.


                                 ARTICLE VII

                          STOCK APPRECIATION RIGHTS

       7.1 General. The Committee shall have authority to grant Stock Appreciation Rights under the Plan at any time or from time to time. Subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement, a Stock Appreciation Right shall entitle the Participant to surrender to the Company the Stock Appreciation Right and to be paid therefor in shares of the Common Stock, cash or a combination thereof as herein provided, the amount described in
Section 7.3(b).

       7.2 Grant. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan, in which case the exercise of the Stock Appreciation Right shall require the cancellation of a corresponding portion of the Stock Option, and the exercise of a Stock Option shall result in the cancellation of a corresponding portion of the Stock

Appreciation Right. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right may also be granted on a stand-alone basis. Each Stock Appreciation Right granted under this Plan shall be evidenced by an Agreement, which shall embody the terms and conditions of such Stock Appreciation Right and which shall be subject to the terms and conditions set forth in this Plan.

       7.3 Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

           (a) Period and Exercise. The term of a Stock Appreciation Right shall be established by the Committee. If granted in conjunction with a Stock Option, the Stock Appreciation Right shall have a term which is the same as the Option Period and shall be exercisable only at such time or times and to the extent the related Stock Options would be exercisable in accordance with the provisions of Article VI. A Stock Appreciation Right which is granted on a stand-alone basis shall be for such period and shall be exercisable at such times and to the extent provided in an Agreement. Stock Appreciation Rights shall be exercised by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the portion of the Stock Appreciation Right to be exercised.

           (b) Amount. Upon the exercise of a Stock Appreciation Right granted in conjunction with a Stock Option, a Participant shall be entitled to receive an amount in cash, shares of Common Stock or both as determined by the Committee or as otherwise permitted in an Agreement equal in value to the excess of the Fair Market Value per share of Common Stock over the Option Price per share of Common Stock specified in the related Agreement multiplied by the number of shares in respect of which the Stock Appreciation Right is exercised. In the case of a Stock Appreciation Right granted on a stand-alone basis, the Agreement shall specify the value to be used in lieu of the Option Price per share of Common Stock. The aggregate Fair Market Value per share of the Common Stock shall be determined as of the date of exercise of such Stock Appreciation Right.

           (c) Non-transferability of Stock Appreciation Rights. Stock Appreciation Rights shall be transferable only when and to the extent that a Stock Option would be transferable under the Plan, unless otherwise provided in an Agreement.

           (d) Termination. A Stock Appreciation Right shall terminate at such time as a Stock Option would terminate under the Plan, unless otherwise provided in an Agreement.

           (e) Effect on Shares Under the Plan. Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4.1 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares of Common Stock covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

            (f) Incentive Stock Option. A Stock Appreciation Right granted in tandem with an Incentive Stock Option shall not be exercisable unless the Fair Market Value of the Common Stock on the date of exercise exceeds the Option Price. In no event shall any amount paid pursuant to the Stock Appreciation Right exceed the difference between the Fair Market Value on the date of exercise and the Option Price.

                                 ARTICLE VIII

                               RESTRICTED STOCK

       8.1 General. The Committee shall have authority to grant Restricted
Stock under the Plan at any time or from time to time, either alone or in addition to other Awards granted under the Plan. The Committee shall determine the persons to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares of Restricted Stock to be awarded to any Participant, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals by the Participant or by the Company or an Affiliate (including a division or department of the Company or an Affiliate) for or within which the Participant is primarily employed or upon such other factors or criteria as the Committee shall determine. The provisions of Restricted Stock Awards need not be the same with respect to any Participant.

       8.2 Awards and Certificates. Notwithstanding the limitations on issuance of shares of Common Stock otherwise provided in the Plan, each Participant receiving an Award of Restricted Stock shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined by the Committee. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

       8.3 Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

              (a) Limitations on Transferability. Subject to the provisions of the Plan and the Agreement, during a period set by the Committee commencing with the date of such Award (the "Restriction Period"), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber any interest in shares of Restricted Stock.

              (b) Rights. Except as provided in Section 8.3(a), the Participant shall have, with respect to shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. Unless otherwise determined by the Committee and subject to the Plan, cash dividends on the class of Common Stock that is the subject of the Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock, and dividends on the class of Common Stock that is the subject of the Restricted Stock payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock on which such dividends were paid.

              (c) Acceleration. Based on service, performance by the Participant or by the Company or an Affiliate, including any division or department for which the Participant is employed, or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of restrictions in installments and may accelerate the vesting of all or any part of any Award and waive the restrictions for all or any part of such Award.

              (d) Forfeiture. Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment during the Restriction Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Restricted Stock. Unless otherwise provided in an Agreement or determined by the Committee, upon a Participant's Termination of Employment for any reason during the Restriction Period other than death or Disability, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining restrictions with respect to any or all of such Participant's Restricted Stock.

              (e) Delivery. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for such shares shall be delivered to the Participant.

              (f) Election. A Participant may elect to further defer receipt of the Restricted Stock for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made one (1) year prior to completion of the Restriction Period.


                                  ARTICLE IX

                                DEFERRED STOCK

        9.1 General. The Committee shall have authority to grant Deferred Stock under the Plan at any time or from time to time, either alone or in addition to other Awards granted under the Plan. The Committee shall determine the persons to whom and the time or times at which Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any Participant, the duration of the period (the "Deferral Period") prior to which the Common Stock will be delivered, and the conditions under which receipt of the Common Stock will be deferred and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals by the Participant or by the Company or an Affiliate, including a division or department of the Company or an Affiliate for or within which the Participant is primarily employed, or upon such other factors or criteria as the Committee shall determine. The provisions of Awards of Deferred Stock need not be the same with respect to any Participant.

        9.2 Terms and Conditions. Award of Deferred Stock shall be subject to the following terms and conditions:

              (a) Limitations on Transferability. Subject to the provisions of the Plan and the Agreement, Awards of Deferred Stock, or any interest therein, may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or Elective Deferral Period as defined in Section 9.2(e), where applicable), the Committee may elect to deliver Common Stock, cash equal to the Fair Market Value of such Common Stock or a combination of cash and Common Stock to the Participant for the shares covered by the Award of Deferred Stock.

              (b) Rights. Unless otherwise determined by the Committee and subject to the Plan, cash dividends on the Common Stock that is the subject of the Award of Deferred Stock shall be automatically deferred and reinvested in additional Deferred Stock, and dividends on the Common Stock that is the subject of the Award of Deferred Stock payable in Common Stock shall be paid in the form of Deferred Stock of the same class as the Common Stock on which such dividends were paid.

              (c) Acceleration. Based on service, performance by the Participant or by the Company or the Affiliate, including any division or department for which the Participant is employed, or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of deferral limitations in installments and may accelerate the vesting of all or any part of any Award and waive the deferral limitations for all or any part of such Award.

              (d) Forfeiture. Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment during the Deferral Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Deferred Stock. Unless otherwise provided in an Agreement or determined by the Committee, upon a Participant's Termination of Employment for any reason during the Deferral Period other than death or Disability, the rights to the shares still covered by the Award shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining deferral limitations with respect to any or all of such Participant's Deferred Stock.

              (e) Election. A Participant may elect further to defer receipt of the Deferred Stock payable under an Award (or an installment of an Award) for a specified period or until a specified event (an "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made at least one (1) year prior to completion of the Deferral Period for the Award (or of the applicable installment thereof).


                                  ARTICLE X

                                 OTHER AWARDS

        10.1 Bonus Stock and Awards In Lieu of Obligations. The Committee is authorized to grant Common Stock as a bonus, or to grant Common Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under other plans or compensatory arrangements. Common Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

        10.2 Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Common Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents will be paid or distributed when accrued or will be deemed to have been reinvested in additional Common Stock, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

        10.3 Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Common Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 10.3 shall be purchased for such consideration and paid for at such times, by such methods, and in such forms, including, without limitation, cash, Common Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 10.3.

        10.4  Performance Awards.

              (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and its timing, may be subject to performance conditions specified by the Committee. The Committee may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections

        10.4(b) and 10.4(c) hereof in the case of a Performance Award intended to qualify under Code Section 162(m).

              (b) Performance Awards Granted to Designated Covered Employees. If the Committee determines that a Performance Award to be granted to a person the Committee regards as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 10.4(b).

                    (I) Performance Goals Generally. The performance goals for any such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee consistent with this Section 10.4(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the performance goals being "substantially uncertain."

                    (ii) Business Criteria. One or more of the following
              business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index, such as, but not limited to, the Standard & Poor's 500 or the Nasdaq-U.S. Index; (3) net revenue; (4) net income; (5) pre-tax income; (6) EBITDA (earnings before interest, taxes, depreciation and amortization); (7) EBITDA margin (EBITDA as a percentage of net revenue); (8) operating income; (9) operating margin (operating income as a percentage of net revenue); (10) earnings per share; (11) return on equity; (12) return on capital; and (13) return on investment. The foregoing business criteria shall also be exclusively used in establishing performance goals for Cash Incentive Awards granted under Section 10.4(c) hereof.

                    (iii) Performance Period: Timing For Establishing
              Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over such periods as may be specified by the Committee. Performance goals shall be established on or before the dates that are required or permitted for "performance-based compensation" under Code Section 162(m).

                    (iv) Settlement of Performance Awards; Other Terms.
              Settlement of such Performance Awards may be in cash or Common Stock, or other Awards, or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable in respect of a Performance Award subject to this Section 10.4(b). The Committee shall specify the circumstances in which such Performance Awards shall be forfeited or paid in the event of a Termination of Employment or a Change in Control prior to the end of a performance period or settlement of Performance Awards, and other terms relating to such Performance Awards.

              (c) Cash Incentive Awards Granted to Designated Covered Employees. The Committee may grant Cash Incentive Awards to Participants including those designated by the Committee as likely to be Covered Employees, which Awards shall represent a conditional right to receive a payment in cash, unless otherwise determined by the Committee, after the end of a specified fiscal year or fiscal quarter or other period specified by the Committee, in accordance with this Section 10.4(c).

                    (I) Cash Incentive Award. The Cash Incentive Award for
              Participants the Committee regards as likely to be regarded as Covered Employees shall be based on achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 10.4(b), and may be based on such criteria for any other Participant. The Committee may specify the amount of the individual Cash Incentive Award as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount or another amount which need not bear a strictly mathematical relationship to such business criteria. The Committee may establish a Cash Incentive Award pool that includes Participants the Committee regards likely to be Covered Employees, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Cash Incentive Awards. The amount of the Cash Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 10.4(b) hereof in the given performance period, as granted by the Committee. The Committee may specify the amount of the Cash Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount or another amount which need not bear a strictly mathematical relationship to such business criteria.

                    (ii) Potential Cash Incentive Awards. Not later than the
              date required or permitted for "qualified performance-based compensation" under Code Section 162(m), the Committee shall determine the Participants who will potentially receive Cash Incentive Awards for the specified fiscal year, quarter or other period, either as individual Cash Incentive Awards or out of an Cash Incentive Award pool established by such date and the amount or method for determining the amount of the individual Cash Incentive Award or the amount of such Participant's portion of the Cash Incentive Award pool.

                    (iii) Payout of Cash Incentive Awards. After the end of the
              specified fiscal year, quarter or other period, as the case may be, the Committee shall determine the amount, if any, of potential individual Cash Incentive Award payable to a Participant or of any Cash Incentive Award pool and the maximum amount of potential Cash Incentive Award payable to each Participant in any Cash Incentive Award pool. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Cash Incentive Award shall be increased or reduced from the amount of his or her potential Cash Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of a Cash Incentive Award intended to qualify under Code Section 162(m). The Committee shall specify the circumstances in which a Cash Incentive Award shall be paid or forfeited in the event of Termination of Employment by the Participant or a Change in Control prior to the end of the period for measuring performance or the payout of such Cash Incentive Award, and other terms relating to such Cash Incentive Award in accordance with the Plan. Upon the completion of the measuring period and the determination of the right to payment and the amount, the Committee shall direct the Company to make payment.

              (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals and the potential Performance Awards or Cash Incentive Awards related to such performance goals and as to the achievement of performance goals relating to such Awards, the amount of any Cash Incentive Award pool and the amount of final Cash Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Cash Incentive Awards.

                                  ARTICLE XI

            PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THE PLAN

      11.1 Limited Transfer During Offering. In the event there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly as, or pursuant to an exercise of, any Award.

      11.2 Committee Discretion. The Committee may in its sole discretion include in any Agreement an obligation that the Company purchase a Participant's shares of Common Stock received upon the exercise of an Award (including the purchase of any unexercised Awards which have not expired), or may obligate a Participant to sell shares of Common Stock to the Company, upon such terms and conditions as the Committee may determine and set forth in an Agreement. The provisions of this Article XI shall be construed by the Committee in its sole discretion and shall be subject to such other terms and conditions as the Committee may from time to time determine. Notwithstanding any provision herein to the contrary, the Company may upon determination by the Committee assign its right to purchase shares of Common Stock under this Article XI, whereupon the assignee of such right shall have all the rights, duties and obligations of the Company with respect to purchase of the shares of Common Stock.

      11.3 No Company Obligation. None of the Company, an Affiliate or the Committee shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Common Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company's purchase of Common Stock or an Award from such holder in accordance with the terms hereof.


                                 ARTICLE XII

                         CHANGE IN CONTROL PROVISIONS

      12.1 Impact of Event. Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided in an Agreement, in the event of a Change in Control (as defined in Section 12.2):

              (a) The Committee may, in its sole discretion, elect to terminate and cash out all Stock Options outstanding as of the date of such Change in Control (whether vested or not) by paying each Participant an amount in cash equal to (i) the excess of the Change in Control Price (as defined in Section 12.3) for the Common Stock that is subject to each particular Option over the Option Price per share times the number of shares of Common Stock subject to such Option, or (ii) $0.10 times the number of shares of Common Stock subject to each particular Option in the event the Change in Control Price is less than the Option Price per share. In the event of a Change in Control resulting from a Corporate Transaction (as defined in Section 12.3) (other than a Corporate Transaction resulting from a tender or exchange offer for fifty percent (50%) or less of the voting securities of the Company) and provided that the Committee has not elected to terminate and cash out all Stock Options in accordance with the previous sentence, the entity which has acquired control of the Company may exchange all Stock Options outstanding as of the date of such Change in Control (whether vested or not) for options under an equivalent plan of such entity which shall have an equivalent value and vesting schedule. If such entity which has acquired control of the Company does not exchange all Stock Options outstanding as of the date of such Change in Control (whether vested or not) for options under an equivalent plan of such entity which shall have an equivalent value and vesting schedule and the Committee has not elected to terminate and cash out all Stock Options, such Stock Options, such Stock Options, to the extent not vested, shall become fully vested and exercisable to the full extent of the original grant.

              (b) Any Stock Appreciation Rights outstanding as of the date of such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original grant;

              (b) The restrictions and deferral limitations applicable to any Restricted Stock, Deferred Stock or other Award shall lapse, and such Restricted Stock, Deferred Stock or other Award shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

              (c) The performance goals and other conditions with respect to any outstanding Performance Award or Cash Incentive Award shall be deemed to have been satisfied in full, and such Award shall be fully distributable, if and to the extent provided by the Committee in the Agreement relating to such Award or otherwise, notwithstanding that the Award may not be fully deductible to the Company under Section 162(m) of the Code.

              (d) Notwithstanding any other provision of the Plan, unless the Committee shall provide otherwise in an Agreement, a Participant shall have the right, whether or not the Award is fully exercisable or may be otherwise realized by the Participant, by giving notice during the sixty
        (60) day period from and after a Change in Control to the Company, to elect to surrender all or part of a stock-based Award to the Company and to receive cash, within thirty (30) days of such notice, in an amount equal to the amount by which the "Change in Control Price" (as defined in Section 12.3) per share of Common Stock on the date of such election shall exceed the amount which the Participant must pay to exercise the Award per share of Common Stock under the Award (the "Spread"), multiplied by the number of shares of Common Stock granted under the Award as to which the right granted under this Section 12.1 shall have been exercised.

      12.2 Definition of Change in Control. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if (a) any corporation, person or other entity (other than the Company, a majority-owned subsidiary of the Company or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or maintained by the Company), including a "group" as defined in
Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of stock representing more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities; (b)(i) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation other than a majority-owned subsidiary of the Company, or to sell or otherwise dispose of all or substantially all of the Company's assets, and (ii) the persons who were the members of the Board of Directors of the Company prior to such approval do not represent a majority of the directors of the surviving, resulting or acquiring entity or the parent thereof; (c) the stockholders of the Company approve a plan of liquidation of the Company; or (d) within any period of 24 consecutive months, persons who were members of the Board of Directors of the Company immediately prior to such 24-month period, together with any persons who were first elected as directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) during such 24-month period by or upon the recommendation of persons who were members of the Board of Directors of the Company immediately prior to such 24-month period and who constituted a majority of the Board of Directors of the Company at the time of such election, cease to constitute a majority of the Board.

      12.3 Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (a) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed or on Nasdaq during the sixty (60) day period prior to and including the date of a Change in Control or (b) if the Change in Control is the result of a tender or exchange offer, merger, consolidation, liquidation or sale of all or substantially all of the assets of the Company (in each case a "Corporate Transaction"), the highest price per share of Common Stock paid in such Corporate Transaction, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on the Fair Market Value of the Common Stock on the date any such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such Corporate Transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.


                                 ARTICLE XIII

                                MISCELLANEOUS

      13.1 Amendments and Termination. The Board may amend, alter or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under a Stock Option, Stock Appreciation Right, Restricted Stock Award or Award of Deferred Stock theretofore granted without the Participant's consent, except such an amendment
(a) made to avoid an expense charge to the Company or an Affiliate, or (b) made to permit the Company or an Affiliate a deduction under the Code. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

      The Committee may amend the Plan at any time subject to the same limitations (and exceptions to limitations) as applied to the Board and further subject to any approval or limitations the Board may impose.

      The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent or reduce an Option Price, except such an amendment made to avoid an expense charge to the Company or an Affiliate or qualify for a deduction.

        Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interests accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interests accounting shall be available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interests accounting.

      13.2 Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary.

      13.3 Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Agreement, payments to be made by the Company or an Affiliate upon the exercise of an Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Common Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash may be paid in lieu of Common Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 13.1 of the Plan) or permitted at the election of the Participant. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the granting or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Common Stock.

      13.4 Status of Awards Under Code Section 162(m). It is the intent of the Company that Awards granted to persons who are Covered Employees within the meaning of Code Section 162(m) shall constitute "qualified performance-based compensation" satisfying the requirements of Code Section 162(m). Accordingly, the provisions of the Plan shall be interpreted in a manner consistent with Code
Section 162(m). If any provision of the Plan or any agreement relating to such an Award does not comply or is inconsistent with the requirements of Code
Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

      13.5 Unfunded Status of Plan; Limits on Transferability. It is intended that the Plan be an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan. Unless otherwise provided in this Plan or in an Agreement, no Award shall be subject to the claims of Participant's creditors, and no Award may be transferred, assigned, alienated or encumbered in any way other than by will or the laws of descent and distribution or to a Representative upon the death of the Participant.

      13.6    General Provisions.

              (a) Representation. The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

              (b) No Additional Obligation. Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

              (c) Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company or an Affiliate to obtain a current deduction. If the Participant disposes of shares of Common Stock acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under the Code, the Participant must give written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

              (d) Reinvestment. The reinvestment of dividends in additional Deferred or Restricted Stock at the time of any dividend payment shall be permissible only if sufficient shares of Common Stock are available under the Plan for such reinvestment (taking into account then outstanding Options and other Awards).

              (e) Designation of a Representative. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

              (f) Controlling Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Illinois (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

              (g) Offset. Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

              (h) Fail Safe. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3, as applicable. To the extent any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

      13.7 Mitigation of Excise Tax. If any payment or right accruing to a Participant under this Plan (without the application of this Section 13.7), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments"), would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 13.7 shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of the Plan and after reduction for only Federal income taxes. In addition, the foregoing provisions of this Section 13.7 are not meant to be exclusive with regard to any Participant, and the Company or an Affiliate may, pursuant to employment, severance or other agreements, provide for additional payments to a Participant due to a Participant's rights under an award constituting a "parachute payment."

      13.8 Rights with Respect to Continuance of Employment. Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract.

      13.9 Awards in Substitution for Awards Granted by Other Corporations. Awards (including cash in respect of fractional shares) may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other corporations who are about to become officers, directors or employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or Affiliate of the stock of the employing corporation, as the result of which it becomes a designated employer under the Plan. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this

Plan at the time of such grant as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

      13.10 Procedure for Adoption. Any Affiliate of the Company may by resolution of such Affiliate's board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt the Plan for the benefit of its employees as of the date specified in the board resolution.

      13.11 Procedure for Withdrawal. Any Affiliate which has adopted the Plan may, by resolution of the board of directors of such Affiliate, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan.

      13.12 Delay. The Company shall have the right to suspend or delay any time period described in the Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a stockholder of the Company until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Company, an Affiliate or a stockholder of the Company.

      13.13 Headings. The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

      13.14 Severability. If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

      13.15 Successors and Assigns. This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

      13.16 Entire Agreement. This Plan and the Agreements constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and any Agreement, the terms and conditions of the Plan shall control.

          IN WITNESS WHEREOF, this instrument has been executed by the undersigned as of the ____ day ___________, 1998.


                                      NORTHWESTERN STEEL AND WIRE COMPANY


                                      By:
                                         -----------------------------------
                                      Name:
                                           ---------------------------------
                                      Title:
                                            --------------------------------

                                                                      EXHIBIT B










                      NORTHWESTERN STEEL AND WIRE COMPANY

                 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                                    TABLE OF CONTENTS

                                                                                      Page
ARTICLE I

       ESTABLISHMENT....................................................................1
       1.1    Purpose...................................................................1

ARTICLE II

       DEFINITIONS......................................................................1
       2.1    "Affiliate"...............................................................1
       2.2    "Agreement" or "Option Agreement".........................................1
       2.3    "Board of Directors" or "Board"...........................................1
       2.4    "Change in Control".......................................................1
       2.5    "Code" or "Internal Revenue Code".........................................2
       2.6    "Commission"..............................................................2
       2.7    "Committee"...............................................................2
       2.8    "Common Stock"............................................................2
       2.9    "Company".................................................................2
       2.10   "Director"................................................................2
       2.11   "Disability"..............................................................2
       2.12   "Effective Date"..........................................................2
       2.13   "Exchange Act"............................................................2
       2.14   "Fair Market Value".......................................................2
       2.15   "Grant Date"..............................................................2
       2.16   "Nasdaq"..................................................................3
       2.17   "Option"..................................................................3
       2.18   "Option Period"...........................................................3
       2.19   "Option Price"............................................................3
       2.20   "Participant".............................................................3
       2.21   "Plan"....................................................................3
       2.22   "Representative"..........................................................3
       2.23   "Rule 16b-3" .............................................................3
       2.24   "Securities Act"..........................................................3
       2.25   "Termination of Directorship".............................................3

ARTICLE III

       ADMINISTRATION...................................................................3
       3.1    Committee Structure and Authority.........................................3

ARTICLE IV

       STOCK SUBJECT TO PLAN............................................................4
       4.1    Number of Shares..........................................................4
       4.2    Release of Shares.........................................................4
       4.3    Restrictions on Shares....................................................5
       4.4    Stockholder Rights........................................................5
       4.5    Reasonable Efforts To Register............................................5
       4.6    Adjustments...............................................................5
       4.7    Limited Transfer During Offering..........................................5

                                      i

                                                                           Page
                                                                           ----
ARTICLE V

       OPTIONS..............................................................6
       5.1    Eligibility...................................................6
       5.2    Grant and Exercise............................................6
       5.3    Terms and Conditions..........................................6
       5.4    Termination...................................................7
       5.5    Cashing Out of Option.........................................7

ARTICLE VI

       MISCELLANEOUS........................................................7
       6.1    Amendments and Termination....................................7
       6.2    General Provisions............................................7
       6.3    Special Provisions Regarding a Change in Control..............8
       6.4    Delay.........................................................9
       6.5    Headings......................................................9
       6.6    Severability..................................................9
       6.7    Successors and Assigns........................................9
       6.8    Entire Agreement..............................................9

                     NORTHWESTERN STEEL AND WIRE COMPANY

                  NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN


                                  ARTICLE I

                                ESTABLISHMENT

          1.1 Purpose. The Northwestern Steel and Wire Company 1998 Non-employee Directors' Stock Option Plan is hereby established by Northwestern Steel and Wire Company (the "Company"), effective as of August 1, 1998. The purpose of the Plan is to promote the overall financial objectives of the Company and its stockholders by motivating directors of the Company who are not employees, to further align the interests of such directors with those of the stockholders of the Company and to achieve long-term growth and performance of the Company. The Plan and the grant of Options hereunder are expressly conditioned upon the Plan's approval by the stockholders of the Company.


                                  ARTICLE II

                                 DEFINITIONS

          For purposes of the Plan, the following terms are defined as set forth below:

          2.1 "Affiliate" means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company, including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

          2.2 "Agreement" or "Option Agreement" means, individually or collectively, any agreement entered into pursuant to this Plan pursuant to which an Option is granted to a Participant.

          2.3 "Board of Directors" or "Board" means the Board of Directors of the Company.

          2.4 "Change in Control" shall be deemed to have occurred if (a) any corporation, person or other entity (other than the Company, a majority-owned subsidiary of the Company or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or maintained by the Company), including a "group" as defined in Section 13(d)(3) of the Exchange Act becomes the beneficial owner of stock representing more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities; (b)(i) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation other than a majority-owned subsidiary of the Company, or to sell or otherwise dispose of all or substantially all of the Company's assets, and (ii) the persons who were the members of the Board of Directors of the Company prior to such approval do not represent a majority of the directors of the surviving, resulting or acquiring entity or the parent thereof; (c) the stockholders of the Company approve a plan of liquidation of the Company; or (d) within any period of 24 consecutive months, persons who were members of the Board of Directors of the Company immediately prior to such 24-month period, together with any persons who were first elected as directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) during such 24-month period by or upon the recommendation of persons who were members of the Board of Directors of the Company immediately prior to such 24-month period and who constituted a majority of the Board of Directors of the Company at the time of such election, cease to constitute a majority of the Board.

          2.5 "Code" or "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, Treasury Regulations (including proposed regulations) thereunder and any subsequent Internal Revenue Code.

          2.6 "Commission" means the Securities and Exchange Commission or any successor agency.

          2.7 "Committee" means the person or persons appointed by the Board of Directors to administer the Plan.

          2.8 "Common Stock" means the shares of the Common Stock, par value $.01 per share, of the Company, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

          2.9 "Company" means Northwestern Steel and Wire Company, an Illinois corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

          2.10 "Director" means each and any director who serves on the Board and who is not an officer or employee of the Company or any of its Affiliates.

          2.11 "Disability" means the physical or mental condition of the Participant, as determined by the Committee, as a result of which such Participant would be entitled to payment of monthly disability benefits under any Company disability plan. If the Participant is not eligible for benefits under any disability plan of the Company, such Participant shall be deemed to have a Disability if the Committee determines that such Participant's physical or mental condition would entitle such Participant to benefits under any Company disability plan if such Participant were eligible therefor.

          2.12 "Effective Date" means August 1, 1998.

          2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          2.14 "Fair Market Value" means the value determined on the basis of the good faith determination of the Committee, pursuant to the applicable method described below:

               (a) if the Common Stock is listed on a national securities exchange or quoted on Nasdaq, the closing price of the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by Nasdaq, as the case may be;

               (b) if the Common Stock is not listed on a national securities exchange or quoted on Nasdaq, but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the over-the-counter market; and

               (c) if, on the relevant date, the Common Stock is not publicly traded or reported as described in (a) or (b), the fair market value determined in good faith by the Committee.

          2.15 "Grant Date" means the date as of which an Option is granted pursuant to the Plan.

          2.16 "Nasdaq" means The Nasdaq Stock Market, including the Nasdaq National Market.

          2.17 "Option" means the right to purchase the number of shares of Common Stock specified by the Plan at a price and for a term fixed by the Plan, and subject to such other limitations and restrictions as the Plan and the Committee impose.

          2.18 "Option Period" means the period during which the Option shall be exercisable in accordance with the Agreement and Article V.

          2.19 "Option Price" means the price at which the Common Stock may be purchased under an Option as provided in Section 5.3.

          2.20 "Participant" means a Director to whom an Option has been granted under the Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term "Participant" shall mean such appointed Representative. The term shall also include a trust for the benefit of the Participant, the Participant's parents, spouse or descendants; a partnership the interests in which are for the benefit of the Participant, the Participant's parents, spouse or descendants; or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee. Notwithstanding the foregoing, the term "Termination of Directorship" shall mean the Termination of Directorship of the Director.

          2.21 "Plan" means the Northwestern Steel and Wire Company 1998 Non-Employee Directors' Stock Option Plan, as herein set forth and as may be amended from time to time.

          2.22 "Representative" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the beneficiary of the Participant upon or following the Participant's death; or (d) any person to whom an Option has been permissibly transferred by the Committee; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

          2.23 "Rule 16b-3" means Rule 16b-3, as promulgated under the Exchange Act, as amended from time to time, or any successor thereto, in effect and applicable to the Plan and Participants.

          2.24 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          2.25 "Termination of Directorship" means the occurrence of any act or event that actually or effectively causes or results in the person's ceasing, for whatever reason, to be a director of the Company, including, without limitation, death, Disability, dismissal, termination of directorship at the election of the Participant, retirement, or termination of directorship as a result of the discontinuance, liquidation, sale or transfer by the Company or its subsidiaries of all businesses owned or operated by the Company or its subsidiaries.

          In addition, certain other terms used herein have definitions given to them in the first place in which they are used.


                                 ARTICLE III

                                ADMINISTRATION

          3.1 Committee Structure and Authority. The Plan shall be administered by the Committee which, except as provided herein, shall be comprised of one or more persons appointed by the Board. In the absence of an appointment, the Board shall be the Committee;

provided that only those members of the Board who participate in the decision relative to Options under the Plan shall be deemed to be part of the "Committee" for purposes of the Plan. A majority of the Committee shall constitute a quorum at any meeting thereof (including telephone conference), and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of the Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

          The Committee shall have the authority, subject to the terms of the Plan, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Option issued under the Plan and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to Options granted at different times or to different Participants.

          Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. Any determination shall not be subject to de novo review if challenged in court.


                                  ARTICLE IV

                            STOCK SUBJECT TO PLAN

          4.1 Number of Shares. Subject to the adjustment under Section 4.5, the total number of shares of Common Stock reserved and available for issuance pursuant to Options under the Plan shall be one hundred thousand (100,000) shares of Common Stock authorized for issuance on the Effective Date. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

          4.2 Release of Shares. The Committee shall have full authority to determine the number of shares of Common Stock available for Stock Options, and in its discretion may include (without limitation) as available for distribution any shares of Common Stock that have ceased to be subject to Stock Options, any shares of Common Stock subject to any Stock Options that are forfeited, any Stock Options that otherwise terminate without issuance of shares of Common Stock being made to the Participant, or any shares (whether or not restricted) of Common Stock that are received by the Company in connection with the exercise of a Stock Option, including the satisfaction of any tax liability or the satisfaction of a tax withholding obligation. If any shares could not again be available for Options to a particular Participant under applicable law, such shares shall be available exclusively for Options to Participants who are not subject to such limitations.

          4.3 Restrictions on Shares. Shares of Common Stock issued upon exercise of an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Option Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange, Nasdaq or other public market on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of the Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in the Plan or as the Committee may otherwise require. The Committee may require any person exercising an Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

       4.4 Stockholder Rights. No person shall have any rights of a stockholder as to shares of Common Stock subject to an Option until, after proper exercise of the Option and other actions required, such shares shall have been recorded on the Company's official stockholder records as having been issued or transferred. Upon exercise of an Option or any portion thereof, the Company will have thirty (30) days in which to issue the shares, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official stockholder records, except as provided herein or in an Agreement.

       4.5 Reasonable Efforts To Register. The Company will use its reasonable efforts to register under the Securities Act the Common Stock delivered or deliverable pursuant to Options on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, when the Committee, in its sole discretion, shall deem such registration appropriate. The Company will use its reasonable efforts to cause the registration statement to become effective and to file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the Option Period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act, and (c) the date all Participants have disposed of all shares delivered pursuant to any Option. The Company may delay the foregoing obligation if the Committee reasonably determines that any such registration would materially and adversely affect the Company's interests or if there is no material benefit to Participants.

       4.6 Adjustments. In the event, after the Effective Date, of a stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction, Company stock offering or event involving the Company and having an effect similar to any of the foregoing, which does not constitute a Change in Control, then the Committee shall adjust or substitute, as the case may be, the number of shares of Common Stock available for Options under the Plan, the number of shares of Common Stock covered by outstanding Options, the exercise price per share of outstanding Options, and any other characteristics or terms of the Options as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional shares as shall reasonably be determined by the Committee.

       4.7 Limited Transfer During Offering. In the event there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an exercise of an Option.

                                  ARTICLE V

                                   OPTIONS

          5.1 Eligibility. Each Director shall be granted Options to purchase shares of Common Stock as provided herein, and in an Agreement.

          5.2 Grant and Exercise. Each person who is a Director on the Effective Date shall become a Participant without further action by the Board or the Committee. Each person who is subsequently elected or appointed as a Director shall become a Participant and shall, on his date of election or appointment, without further action by the Board or the Committee, be granted an Option to purchase two thousand five hundred (2,500) shares of Common Stock. Thereafter, on the date each annual meeting of stockholders of the Company after which a Participant continues as a Director, in any year following the year of the initial grant of an Option to such Participant, such Participant shall be granted an Option to purchase two thousand five hundred (2,500) shares of Common Stock. If the number of shares of Common Stock available to grant under the Plan on a scheduled date of grant is insufficient to make all automatic grants required to be made pursuant to the Plan on such date, then each eligible Director shall receive an Option to purchase a pro rata number of the remaining shares of Common Stock available under the Plan; provided further, however, that if such proration results in fractional shares of Common Stock, then such Option shall be rounded down to the nearest number of whole shares of Common Stock. If there is no whole number of shares remaining to be granted, then no grants shall be made under the Plan. Each Option granted under the Plan shall be evidenced by an Option Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Option Agreement shall become effective upon execution by the Participant.

          5.3 Terms and Conditions. Options shall be subject to such terms and conditions as shall be determined by the Committee, including in each case the following:

          (a) Option Period. The Option Period of each Option shall be ten (10) years.

          (b) Option Price. The Option Price per share of the Common Stock purchasable under an Option shall be the Fair Market Value as of the Grant Date.

          (c) Exercisability. Subject to the provisions of Section 6.3, Options shall become exercisable as specified in each Option Agreement, but no sooner than six (6) months after the Grant Date. An Option shall only be exercisable during the Option Period.

          (d) Method of Exercise. Subject to the provisions of this Article V, a Participant may exercise Stock Options, in whole or in part, at any time during the Option Period by the Participant's giving to the Company written notice of exercise on a form provided by the Committee (if available) specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Except when waived by the Committee, such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee (including approval at the time of exercise), payment in full or in part may also be made (I) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee and permitted in accordance with Section 5.3(e); (iii) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (iv) by any combination of the foregoing or by any other method permitted by the Committee.

          (e) Nontransferability of Options. Except as provided in an Agreement as determined by the Committee, no Option or interest therein shall be transferable by a Participant other than by will or by the laws of descent and distribution, and all Options shall be exercisable during the Participant's lifetime only by the Participant.

          5.4 Termination. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant ceases to be a Director due to death or Disability, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable until the expiration of the Option Period (or such other period or no period as the Committee may specify).

          Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Directorship for any reason other than due to Participant's death or Disability, any Option held by such Participant shall terminate at the end of the Option Period; provided that if a Participant voluntarily terminates such Participant's directorship, such Participant's Option shall terminate upon the later of six (6) months following the Grant Date and ninety (90) days following such Participant's Termination of Directorship. Unless otherwise provided in an Option Agreement, the death or Disability of a Participant after a Termination of Directorship otherwise provided herein shall not extend the time permitted to exercise an Option.

          5.5 Cashing Out of Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of any Stock Option to be exercised by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is subject to the Option over the Option Price times the number of shares of Common Stock subject to the Option on the effective date of such cash-out.


                                  ARTICLE VI

                                MISCELLANEOUS

          6.1 Amendments and Termination. The Board may amend, alter or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under a Stock Option previously granted, without the Participant's consent, except such an amendment (a) made to avoid an expense charge to the Company or an Affiliate, or (b) made to permit the Company or an Affiliate a deduction under the Code. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

          The Committee may amend the Plan at any time subject to the same limitations (and exceptions to limitations) as applied to the Board and further subject to any approval or limitations the Board may impose.

          The Committee may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent or reduce an Option Price, except such an amendment made to avoid an expense charge to the Company or an Affiliate or qualify for a deduction.

          Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Options which qualify for beneficial treatment under such rules without stockholder approval. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interests accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interests accounting is available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

          6.2  General Provisions.

          (a) Representation. The Committee may require each person purchasing or receiving shares pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof in violation of the Securities Act. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         (b) Withholding. If determined to be required to protect the Company, no later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Option, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

         (c) Controlling Law. The Plan and all Options made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Illinois (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law, and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

         (d) Offset. Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under the Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under the Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

         (e) Fail-Safe. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         6.3 Special Provisions Regarding a Change in Control. Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided in an Agreement, in the event of a Change in Control:

         (a) The Committee may, in its sole discretion, elect to terminate and cash out all Stock Options outstanding as of the date of such Change in Control (whether vested or not) by paying each Participant an amount in cash equal to
(i) the excess of the Change in Control Price (as defined in Section 12.3) for the Common Stock that is subject to each particular Option over the Option Price per share times the number of shares of Common Stock subject to such Option, or
(ii) $0.10 times the number of shares of Common Stock subject to each particular Option in the event the Change in Control Price is less than the Option Price per share. In the event of a Change in Control resulting from a corporate transaction (other than a corporate transaction resulting from a tender or exchange offer for fifty percent (50%) or less of the voting securities of the Company) and provided that the Committee has not elected to terminate and cash out all Stock Options in accordance with the previous sentence, the entity which has acquired control of the Company may exchange all Stock Options outstanding as of the date of such Change in Control (whether vested or not) for options under an equivalent plan of such entity which shall have an equivalent value and vesting schedule. If such entity which has acquired control of the Company does not exchange all Stock Options outstanding as of the date of such Change in Control (whether vested or not) for options under an equivalent plan of such entity which shall have an equivalent value and vesting schedule and the Committee has not elected to terminate and cash out all Stock Options, such Stock Options, to the extent not vested, shall become fully vested and exercisable to the full extent of the original grant.

         (b) For purposes of this Section, "Change in Control Price" means the higher of (I) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed or on Nasdaq during the sixty (60)-day period prior to and including the date of a Change in Control, or (ii) if the Change in Control is the result of a corporate transaction, the highest price per share of Common Stock paid in such tender or exchange offer or a corporate transaction. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.

          6.4 Delay. The Company shall have the right to suspend or delay any time period described in the Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a stockholder of the Company until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Company, an Affiliate or a stockholder of the Company.

          6.5 Headings. The headings contained in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

          6.6 Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

          6.7 Successors and Assigns. The Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

          6.8 Entire Agreement. The Plan and the Agreement constitutes the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and any Agreement, the terms and conditions of the Plan shall control.

          Executed on this _____ day of ____________, 1998.


                                      NORTHWESTERN STEEL AND WIRE COMPANY


                                      By:
                                         ----------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------

                      NORTHWESTERN STEEL AND WIRE COMPANY
                               121 WALLACE STREET
                         STERLING, ILLINOIS 61081-0618

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     THE UNDERSIGNED HOLDER OF SHARES OF COMMON STOCK (THE "COMMON STOCK") OF NORTHWESTERN STEEL AND WIRE COMPANY (THE "COMPANY") HEREBY APPOINTS FREDERICK J. ROCCHIO, JR. AND THOMAS VERCILLO, OR EITHER OF THEM WITH FULL POWER OF SUBSTITUTION, AS PROXIES TO VOTE ALL OF THE SHARES OF COMMON STOCK OF THE COMPANY HELD OF RECORD BY THE UNDERSIGNED AS OF JANUARY 7, 1999, AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD ON THURSDAY, FEBRUARY 18, 1999 AT 10:30 A.M. CENTRAL STANDARD TIME, AT BANK OF AMERICA, SHAREHOLDERS' ROOM - 21ST FLOOR, 231 SOUTH LASALLE STREET, CHICAGO, ILLINOIS AND AT ANY ADJOURNMENTS THEREOF UPON THE FOLLOWING MATTERS.



1.   ELECTION OF DIRECTORS

     FOR ALL NOMINEES LISTED BELOW [ ]    WITHHOLD AUTHORITY TO VOTE FOR ALL
                                          NOMINEES LISTED BELOW  [ ]

     WILLIAM F. ANDREWS, DARIUS W. GASKINS, JR., THOMAS A. GILDEHUAS, DAVID L. GORE, JAMES A. KOHLBERG, CHRISTOPHER LACOVARA AND FREDERICK J. ROCCHIO, JR.

     [ ] FOR ALL NOMINEES EXCEPT ______________________________________________.

2.   ADOPTION OF THE 1998 EMPLOYEE INCENTIVE COMPENSATION PLAN

     FOR  [ ]                   AGAINST [ ]                     ABSTAIN [ ]

3.   ADOPTION OF THE 1998 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

     FOR  [ ]                   AGAINST [ ]                     ABSTAIN [ ]

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.


                          PLEASE SIGN ON REVERSE SIDE






     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ABOVE ITEMS AND IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS.

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT OWNERS, BOTH OWNERS SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ATTORNEY-IN-FACT OR OTHER FIDUCIARY, PLEASE GIVE TITLE AS SUCH. WHEN SIGNING FOR A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF YOU SIGN FOR A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS RECEIVED.

DATED: _______________________, 1997    SIGNATURE_______________________________

                                        SIGNATURE_______________________________
                                                        (IF HELD JOINTLY)



PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.